Exhibit 99.1

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made and dated as of March 17, 2013, and is entered into by and among KIOR, INC., a Delaware corporation (the “Company”, and together with each other Subsidiary that is a party to the Original Loan Agreement (defined below) or becomes a party to the Loan Agreement as a Borrower after the date hereof in accordance with the terms hereof, collectively, the “Borrowers”, and each a “Borrower”), and 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. and Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee (together with each other Person that becomes a party to the Loan Agreement as a Lender after the date hereof in accordance with the terms of the Loan Agreement, collectively, the “Lenders”, and each a “Lender”), and 1538731 ALBERTA LTD., as agent for the Lenders (in such capacity, “Agent”).

RECITALS

A. The Borrowers, the Agent, 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. and Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee, are parties to that certain Loan and Security Agreement, dated as of January 26, 2012 (the “Original Loan Agreement”), pursuant to which 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. and Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee (“KFT Trust”), made term loans to the Borrowers in an aggregate principal amount of Seventy-Five Million Dollars ($75,000,000);

B. The Borrowers have requested that the Agent and the Lenders agree to modify the Original Loan Agreement to provide for (1) the modification of certain debt service obligations, the waiver of certain financial covenants, the amendment of certain negative covenants and certain other matters; (2) additional Term Loan Advances in the aggregate principal amount of Fifty Million Dollars ($50,000,000) to be made under the Loan Agreement, (3) the conversion of the Secured Obligations owed to KFT Trust (including the Terms Notes issued to KFT Trust under the Original Loan Agreement) into Class A Common Stock of the Company upon the consummation of the Natchez Financing (defined below), upon terms and conditions to be mutually agreed by the Company and KFT Trust; and (4) the conversion (subject to the satisfaction of certain conditions) of the Secured Obligations owed to 1538731 ALBERTA LTD., 1538716 ALBERTA LTD and any other Lender (other than KFT Trust) (including the Term Notes issued to such Lenders under the Original Loan Agreement) into the Natchez Debt Financing (defined below) upon the issuance thereof which shall occur substantially simultaneously with the closing of the Natchez Financing;

C. The Borrowers, the Agent and the Lenders entered into a letter agreement, dated February 29, 2012, pursuant to which the parties agreed that a Negative NASDAQ Interpretation shall be deemed to have occurred for purposes of the Original Loan Agreement and the Additional Warrants;

D. KFT Trust is willing, subject to the satisfaction of the conditions precedent set forth herein, to make Term Loans to the Borrower on the terms set forth in the Loan Agreement; and

E. The Agent and the Lenders are willing to make such modifications on the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and Lenders agree as follows:

Section 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Original Loan Agreement. The Original Loan Agreement, as amended by this Amendment, shall be referred to herein as the “Loan Agreement.”

Section 2. Amendments to Original Loan Agreement.

2.1 All references in the Loan Documents to “Newton Facility” shall be changed to “Natchez Facility.”

2.2 Section 1.1 of the Original Loan Agreement is hereby amended by inserting the following definitions into Section 1.1 in alphabetical order:

“ “Aggregate Conversion Amount” means an amount equal to the greater of:

(1)	the sum of (a) the outstanding principal amount of the Secured Obligations owing to the applicable Lender, including PIK Interest accrued to the date of the consummation of the Natchez Financing, (b) an amount equal to any Prepayment Premium that would have been due and payable to such Lender if the Secured Obligations were prepaid on the date of the consummation of the Natchez Financing, and (c) an amount equal to any end of term charge that would have been due and payable to such Lender under Section 2.5 of the Agreement if the Secured Obligations owed to such Lender were paid on the date of consummation of the Natchez Financing; and

(2)	the sum of (a) the outstanding principal amount of the Secured Obligations owing to the applicable Lender, including PIK Interest accrued to the date of the consummation of such offering of the Natchez Financing, and (b) the Conversion Incentive Amount.”

“ “ATM Warrant” has the meaning set forth in Section 2.1(d)(ii) hereof.”

“ “Conversion Incentive Amount” means, with respect to each Lender, an amount equal to (a) the aggregate amount of the Secured Obligations payable to such Lender through the Term Loan Maturity Date (including, without limitation, PIK Interest to be accrued and paid to such Lender through such date and any end of term charge payable to such Lender under Section 2.5 of the Agreement on such date) discounted to present value utilizing the Discount Rate, minus (b) the aggregate principal balance of the Term Loan Advance owed to such Lender on the date of conversion.”

“ “Conversion Share Amount” is an amount equal to the sum of (i) the principal amount of the applicable term loans made by KFT Trust prior to the First Amendment Effective Date (including PIK Interest), plus (ii) any Prepayment Premium that would have been payable with respect to such term loans under Section 2.4 if such Secured Obligations were paid in cash on the date of conversion, plus (iii) an amount equal to any end of term charge that would have been payable to KFT Trust under Section 2.5 if such term loans were paid in full on the date of the consummation of the Natchez Financing.”

“ “Conversion Shares” means shares of the Class A Common Stock of the Company.

“ “Discount Rate” means the stated interest rate in the documents governing the Natchez Debt Financing plus 200 basis points.”

“ “First Amendment” means that certain Amendment No. 1 to Loan and Security Agreement dated as of March 17, 2013, by and among the Borrowers, the Agent and each Initial Lender.”

“ “First Amendment Effective Date” means March 17, 2013.”

“ “Natchez Debt Financing” means Indebtedness in the aggregate initial principal amount of not less than $250 million (excluding the Aggregate Conversion Amount payable to 1538731 ALBERTA LTD., 1538716 ALBERTA LTD and any other Lender (other than KFT Trust), which shall be mandatorily converted for Indebtedness issued pursuant to such Natchez Debt Financing substantially concurrently with the closing of the Natchez Financing as provided in Section 2.10 hereof) issued by the Borrower and which such Indebtedness (i) is issued, at the sole discretion of the Borrower, in either (x) an offering registered under the Securities Act, or (y) a private placement transaction exempt from registration under the Securities Act, in which the Indebtedness is made available for immediate resale to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act and qualified for trading on the NASDAQ PORTAL Market (or a successor trading market to such market, or an alternative trading market which affords a substantially similar level of liquidity), (ii) to the extent such Indebtedness provides for the payment of paid-in-kind interest payments (whether at the election of the Borrowers or otherwise), prohibits the payment of paid-in-kind interest on any date following the date which is the second anniversary of the date on which the Indebtedness is initially issued, (iii) provides that upon a “change of control” transaction (as such term, or substantially similar term, shall be defined in the documents governing such Indebtedness), the Borrower must offer to repurchase in cash such Indebtedness (including any paid-in-kind interest previously paid) at a price of par plus 1 percent, (iv) is initially purchased by a nationally recognized underwriter (or by a syndicate of underwriters in which the lead manager is nationally recognized) pursuant to an agreement in which such underwriter agrees, among other things, subject to customary terms and conditions, to use commercially reasonable efforts to make a market for trading in the Indebtedness, and (v) to the extent it is issued and outstanding at a time when any Secured Obligations (other than any Secured Obligations that expressly survive the payment of the Secured Obligations pursuant to Section 11.7 hereof) remain outstanding, shall be junior in right of payment and collateral to the Secured Obligations, on terms and conditions customary in such financing transactions.”

“ “Natchez Financing” means one or more financings in which the Borrower or its Subsidiaries receives minimum aggregate net cash proceeds in the Natchez Financing Amount (such Natchez Financing Amount to be calculated (i) including, without limitation, to the extent applicable, (w) the net cash proceeds of the Natchez Debt Financing (for the avoidance of doubt, excluding any paid in kind interest), (x) the net cash proceeds of the Qualified Debt Offering (for the avoidance of doubt, excluding any paid in kind interest), (y) without duplication of the foregoing clause (y), the net cash proceeds of any term loans made by KFT Trust hereunder from and after the First Amendment Effective Date (for the avoidance of doubt, excluding any paid in kind interest), and (z) the net cash proceeds of any equity financings of the Borrower or its Subsidiaries (other than any debt securities that are convertible into equity unless (I) for the avoidance of doubt, such debt securities constitute a Qualified Debt Offering, or (II) such debt is subordinated to the Secured Obligations on terms reasonably acceptable to 1538731 ALBERTA LTD., 1538716 ALBERTA LTD and the Natchez Debt Financing), and (ii) excluding (x) the Aggregate Conversion Amount owed to 1538731 ALBERTA LTD., 1538716 ALBERTA LTD and any other Lender (other than KFT Trust) which shall be mandatorily converted in accordance with Section 2.10 hereof, and (y) the Aggregate Conversion Amount owed to KFT Trust with respect to term loans made by KFT Trust to the Borrower prior to the First Amendment Effective Date, which shall be mandatorily converted in accordance with Section 2.11(b) hereof).”

“ “Natchez Financing Amount” means (i) Five Hundred Fifty Million Dollars ($550,000,000) in the event that the Natchez Debt Financing is consummated upon terms that allow for the payment of paid-in-kind interest (with respect to all interest accrued) from the date on which such Indebtedness is initially issued until the date which is the second anniversary of such date, otherwise (ii) Five Hundred Ninety Million Dollars ($590,000,000).”

“ “Pre-First Amendment Effective Date Warrant” has the meaning set forth in Section 2.1(d)(ii) hereof.”

“ “Post-First Amendment Effective Date Warrant” has the meaning set forth in Section 2.1(d)(ii) hereof.”

“ “Qualified Debt Offering” means the offering of debt securities resulting in aggregate gross proceeds to the Borrower in the amount of at least $75 million (including any term loans (excluding any PIK Interest) made by KFT Trust under this Amendment on or after the First Amendment Effective Date), as amended, supplemented, modified, restated or refinanced from time to time.”

“ “Second Tranche Conversion Amount” means an amount equal to the sum of:

I. an amount equal to:

the principal balance of the applicable term loan made by KFT Trust from and after the First Amendment Effective Date and which has been outstanding for more than ninety days prior to conversion pursuant to Section 2.11(a) multiplied by the applicable Prepayment Premium (assuming that such conversion shall be equivalent to a prepayment) multiplied by a fraction, the numerator of which is the number of full calendar months for which such term loan was outstanding prior to conversion pursuant to Section 2.11(a) ) (or 2.11(b) if applicable) and the denominator of which is the number of full calendar months that remain from the date of such term loan advance until the Term Loan Maturity Date;

plus

II. an amount equal to:

the principal balance of the applicable term loan made by KFT Trust from and after the First Amendment Effective Date and which has been outstanding for more than ninety days prior to conversion pursuant to Section 2.11(a), plus PIK Interest thereon, multiplied by

9 percent multiplied by

a fraction, the numerator of which is the number of full calendar months for which such term loan was outstanding prior to conversion pursuant to Section 2.11(a) (or 2.11(b) if applicable) and the denominator of which is the number of full calendar months that remain from the date of such term loan advance until the Term Loan Maturity Date.”

“ “Securities Act” means the Securities Act of 1933, as amended.”

“ “Term Loan Advance” means term loans made pursuant to 2.1(a) and 2.1(b) of this Agreement.”

2.3 Section 1.1 of the Original Loan Agreement is hereby amended as follows:

(a) “ “Closing Date” means the date of this Agreement which for the avoidance of doubt means January 26, 2012.”

(b) The definition of Permitted Indebtedness is hereby amended by deleting it in its entirety and replacing it with the following:

“ “Permitted Indebtedness” means: (i) Indebtedness of Borrowers in favor of Agent and Lenders arising under this Agreement or any other Loan Document; (ii) Indebtedness existing on the Closing Date which is disclosed in Schedule 1A and any Refinancing Indebtedness in respect of such Indebtedness; (iii) Indebtedness in the aggregate principal amount of up to $1,000,000 outstanding at any time secured by a lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness at the time of incurrence does not exceed the lesser of the cost or fair market value of the Equipment or other property financed with such Indebtedness; (iv) Indebtedness to trade creditors incurred in the ordinary course of business, including Indebtedness incurred in the ordinary course of business with corporate credit cards; (v)

Indebtedness that also constitutes a Permitted Investment; (vi) Subordinated Indebtedness; (vii) reimbursement obligations in connection with letters of credit issued on behalf of the Company or a Subsidiary thereof in an amount not to exceed $1,000,000 at any time outstanding, (viii) Indebtedness among Borrowers, (ix) other Indebtedness in the principal amount (excluding any interest paid in kind) not to exceed $500,000 at any time outstanding, (x) Indebtedness of any SPE, provided that on the date of, and after giving pro forma effect to, the incurrence of any such Indebtedness in the principal amount in excess of $25,000,000 for all such Indebtedness under this clause (x), the Debt to Equity Ratio may not exceed 2.00 to 1.00; (xi) Indebtedness of the Borrowers pursuant to the Mississippi Loan Documents in an aggregate principal amount (excluding any interest paid in kind) not to exceed $80,000,000 at any time outstanding; (xii) Indebtedness under the Pari Passu Debt Loan Documents in an aggregate principal amount (excluding any interest paid in kind) not to exceed $31,500,000 at any one time outstanding, provided that, such Indebtedness is subject to an intercreditor agreement in form and substance reasonably satisfactory to the Required Lenders; (xiii) Indebtedness in connection with the Qualified Debt Offering, which Indebtedness shall be senior in right of payment to the Secured Obligations and shall be secured by Liens that are senior to the Liens securing the Secured Obligations pursuant to a subordination agreement in substantially the form attached hereto as Exhibit G (or pursuant to such other subordination agreement required by the senior creditors that is not materially more adverse to the Lenders hereunder than the subordination agreement attached as Exhibit G), and any Refinancing Indebtedness in respect thereof; and (xiv) Indebtedness in connection with the Natchez Debt Financing, and any Refinancing Indebtedness in respect thereof. The Agent and the Lenders hereby agree to execute and deliver any intercreditor and subordination agreement described in clauses (xii), (xiii) and (xiv) hereof.

(c) The definition of Permitted Liens is hereby amended by deleting it in its entirety and replacing it with the following:

“ ““Permitted Liens” means any and all of the following: (i) Liens in favor of Agent; (ii) Liens existing on the Closing Date which are disclosed in Schedule 1C; (iii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that Borrowers maintain adequate reserves therefor in accordance with GAAP and no such Lien has priority over Agent’s Liens in the Collateral; (iv) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of any Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet required or is being contested in good faith by appropriate proceedings; (v) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder; (vi) the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than liens securing a material obligation and arising under ERISA or environmental laws) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds or obligations; (vii) Liens on Equipment or software or other intellectual property, and related property (including products and proceeds (including insurance proceeds) thereof), constituting purchase money liens and liens in connection with capital leases, in each case, solely to the extent securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”; (viii) Liens incurred in connection with Subordinated Indebtedness; (ix) leasehold interests in leases or subleases and licenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor; (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (xi) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets); (xii) statutory, common law and contractual rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms solely to the extent incurred in connection with the maintenance of such deposit or securities accounts in the ordinary course of business; (xiii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property; (xiv) Liens on cash or cash equivalents securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness so long as the aggregate amount of such cash and cash equivalents does not exceed $1,500,000 at any time; (xv) Liens in connection with operating leases; (xvi) Permitted Transfers; (xvii) Liens on the assets or equity interests of any SPE or a holding company thereof; (xviii) Liens under the Mississippi Loan Documents to the extent such Liens do not extend to any additional property of any Borrower after the Closing Date; (xix) Liens under the Pari Passu Debt Documents; provided that, such Liens are subject to an intercreditor agreement in form and substance reasonably satisfactory to the Required Lenders; (xx) Liens described on Exhibit B (as in effect on December 12, 2011) to that certain Deed of Trust, Fixture Filing and Assignment of Leases and Rents dated as of December 12, 2011, by and among Kior Columbus, LLC, as Grantor, Waverly Harkins, Special Assistant Attorney General, as Trustee, and Mississippi Development Authority, as Beneficiary; (xxi) Liens securing the Indebtedness in connection with the Qualified Debt Offering Senior; (xxii) Liens securing the Natchez Debt Financing; and (xxiii) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness.”

(d) The definition of “Pro Rata” is hereby amended by deleting it in its entirety and replacing it with the following:

“ “Pro Rata” means, with respect to any Lender, a percentage (rounded to the ninth decimal place) determined by dividing the outstanding amount of such Lender’s portion of the Term Loan Advance by the aggregate amount of the outstanding Term Loan Advances.”

(e) The definition of “Required Lenders” is hereby amended by deleting it in its entirety and replacing it with the following:

“ “Required Lenders” means Lenders having outstanding Advances in excess of 50% of all outstanding Advances.”

(f) The definition of “Term Note” is hereby amended by deleting it in its entirety and replacing it with the following:

“ “Term Note” means a promissory note executed by Borrowers in favor of a Lender in the form of Exhibit B, in the amount of the Term Loan Advance made by such Lender.”

(g) The definition of “Warrants” is hereby amended by deleting it in its entirety and replacing it with the following:

“ “Warrants” means those certain Warrant Agreements entered into from time to time between the Company and each Lender pursuant to this Agreement, including the Pre-First Amendment Additional Warrants, the Post-First Amendment Additional Warrants, and the ATM Warrants, in each case as applicable.”

2.4 Section 1.1 of the Original Loan Agreement is hereby amended by deleting in their entirety the following definitions:

“ “Additional Equity Event” means that the Company has received, after December 1, 2011, gross cash proceeds in an aggregate amount of One Hundred Million Dollars ($100,000,000) from the sale, in one or more transactions, of the Company’s equity securities (including the proceeds of the First Equity Event).”

“ “First Equity Event” means that the Company has received, after December 1, 2011, gross cash proceeds in an aggregate amount of Fifty Million Dollars ($50,000,000) from the sale, in one or more transactions, of the Company’s equity securities.”

“ “NASDAQ Interpretation Date” means the date on which The NASDAQ Stock Market LLC, or any authorized agency or affiliate thereof, issues to the Company, an interpretive ruling with respect to each Lender in response to the requests submitted by the Company in accordance with Section 5.22, either (x) that the issuance of any Additional Warrant to the Lender with an initial per share exercise price that is below the Warrant Floor Exercise Price per share of Class A Common Stock will not require stockholder approval pursuant to Rule 5635(c) of the NASDAQ Listing Standards; or (y) that any such issuance will require such stockholder approval.”

“ “Negative NASDAQ Interpretation” means the issuance, by The NASDAQ Stock Market LLC, or any authorized agency or affiliate thereof, of an interpretive ruling (or any informal notification, to the Company, by The NASDAQ Stock Market LLC or any authorized agency or affiliate thereof) that the issuance to any Lender of any Additional Warrant with an initial per share exercise price that is below the Warrant Floor Exercise Price per share of Class A Common Stock will require stockholder approval pursuant to Rule 5635(c) of the NASDAQ Listing Standards.”

“ “Principal Commencement Date” means the first calendar day of the month occurring immediately after eighteen full calendar months after the Closing Date.”

“ “Term Loan Commitment” means, for any Lender, the obligation of such Lender to make a portion of the Term Loan Advance hereunder, up to the principal amount shown on Exhibit A. “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.”

2.5 Section 2.1(a) of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(a) Closing Date Advances. On the Closing Date each Lender made a Term Loan to the Borrowers in an amount set forth on Exhibit A to the Original Loan Agreement under the column entitled “Term Loan Commitment”. Once repaid, whether such repayment is voluntary or required, the Term Loan Advance may not be reborrowed.

2.6 Section 2.1(b) of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(b) Additional Advances. Subject to the terms and conditions set forth in this Section 2.1(b), within 5 Business Days after the request of Borrowers by delivery of a borrowing request, KFT Trust agrees to make term loans to Borrowers on or prior to March 31, 2014, in an aggregate principal amount not to exceed $50,000,000. Once repaid, whether such repayment is voluntary or required, the Term Loan Advance may not be reborrowed. The obligation of KFT Trust to make the term loans to the Borrowers under this Section 2.1(b) is subject to the following conditions:

(i) At the time of and after giving effect to such advance, no Event of Default shall have occurred and be continuing;

(ii) The Borrowers shall have provided to KFT Trust a near term cash flow forecast demonstrating the need for such Term Loan Advance;

(iii) The Borrowers shall have executed and delivered to KFT Trust a Warrant, in the form of Exhibit H with respect to the amount advanced, with such value and such number of shares as is set forth in such Warrant; and

(iv) The Qualified Debt Offering shall not have been consummated.”

2.7 Section 2.1(d)(i) of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(i) Borrower will pay interest on the Term Loan Advance on the first day of each calendar month, beginning on the first day of the month immediately following one full month after the Closing Date, provided that interest may, at Borrowers’ election, be paid as PIK Interest calculated at the Term Loan Interest Rate. The entire Term Loan Advance principal balance and all accrued but unpaid interest hereunder (including PIK Interest), shall be due and payable on the Term Loan Maturity Date. Borrowers shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Payments to each Lender hereunder shall be made to such Lender at the account from time to time designated by such Lender by written notice to the Company. Each payment on account of the Term Loan Advance shall be paid to Lenders in accordance with their Pro Rata shares. For clarification, the addition of PIK Interest to the outstanding principal balance of the Term Loan Advance in accordance with the terms hereof shall not constitute an additional Advance hereunder.”

2.8 Section 2.1(d)(ii) of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(ii) As a condition to the Borrower’s ability to elect, in accordance with Section 2.1(d)(i), to pay any interest for any month the form of PIK Interest instead of cash interest (I) for any period prior to the First Amendment Effective Date, the Company shall have issued to each Lender an additional Warrant, in the form attached hereto as Exhibit F-1 (each, a “Pre-First Amendment Additional Warrant”), each of which has been issued prior to the First Amendment Effective Date, and (II) for the period of March 18, 2013 to March 17, 2014 and for any subsequent twelve month period, the Company shall have issued to each Lender an additional Warrant, in the form attached hereto as Exhibit F-2 (each, a “Post-First Amendment Additional Warrant” and together with each Pre-First Amendment Additional Warrant, each, an “Additional Warrant”).”

2.9 Section 2.5 of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“ “2.5 End of Term Charge. On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrowers prepay the outstanding Secured Obligations in full, or (iii) the date that the Secured Obligations become due and payable upon acceleration under Section 10.1, Borrowers shall pay to each Lender an amount equal to 9% of the principal amount of each Term Loan Advance made by such Lender plus 9% of the aggregate amount of all interest paid hereunder as PIK Interest to such Lender with respect to such Term Loan Advance from time to time; provided, however, that if any Term Loan Advance is outstanding for less than 90 days, there shall be no End of Term Charge payable with respect to such Term Loan Advance”

2.10 The Original Loan Agreement is hereby amended by adding the following Sections 2.9, 2.10 and 2.11 thereto immediately following Section 2.8:

“2.9 ATM Warrant. In consideration of the amendments contained in the First Amendment, on the First Amendment Effective Date, the Company shall issue to each of the Lenders an ATM Warrant in the form of Exhibit I (each, an “ATM Warrant”).”

“2.10 Mandatory Conversion in Natchez Debt Financing. Substantially simultaneously with the consummation of the Natchez Financing, all Secured Obligations owed to 1538731 ALBERTA LTD., 1538716 ALBERTA LTD and any other Lender (other than KFT Trust) shall be mandatorily converted into Indebtedness issued in the Natchez Debt Financing in the principal amount equal to the Aggregate Conversion Amount applicable to such Lender. The Lenders converting the Secured Obligations for Natchez Debt Financing, as provided in this paragraph 2.10, shall be issued the same security, with the same CUSIP number, as the other purchasers of the Indebtedness issued in the Natchez Debt Financing, and will be entitled to the same rights as the other purchasers of Indebtedness issued in the Natchez Debt Financing. The mandatory conversion provided for herein shall occur automatically and without further action required by the Agent, the Lenders or the Borrowers, provided however that such conversion will only be effective to the extent the Natchez Debt Financing satisfies the conditions of such definition in Section 1.1 hereof. Such mandatory conversion shall be permitted notwithstanding the provisions of Section 12.9 of the Original Loan Agreement and any other provisions of the

Loan Documents requiring the Pro Rata application of payments on account of the Secured Obligations. Upon such mandatory conversion, all Secured Obligations owed to 1538731 ALBERTA LTD., 1538716 ALBERTA LTD and any other Lender (other than KFT Trust) shall be deemed repaid, satisfied and discharged in full. All Liens in favor of the Agent and the Lenders shall be deemed automatically released upon the consummation of such offering of the Natchez Financing and the mandatory conversion contemplated hereunder, provided that the Secured Obligations owed to KFT Trust shall have been or shall substantially simultaneously with the consummation of the Natchez Financing shall be, converted into Conversion Shares as provided in Section 2.11 below. The Agent, the Lenders and the Borrowers shall take such action and execute such documents, instruments and agreements as is reasonably requested by any other party hereto in order to effect the purposes and intents of such mandatory conversion and Lien release.”

“2.11 Mandatory Conversion.

(a) KFT Term Loans on or after First Amendment Effective Date. Substantially simultaneously with the consummation of the Qualified Debt Offering, any term loans made by KFT Trust hereunder from and after the First Amendment Effective Date shall be mandatorily converted into debt securities issued pursuant to the Qualified Debt Offering in an amount equal to the principal amount of such term loans, plus, paid in kind interest with respect to such term loans, plus, to the extent that any such term loans have been outstanding for more than ninety days prior to conversion, an amount equal to the Second Tranche Conversion Amount with respect to such term loans. The mandatory conversion provided for herein shall occur automatically and without further action required by the Agent, the Lenders or the Borrowers. Upon such mandatory conversion, such term loans and accrued paid in kind interest with respect to such term loans and all other amounts payable with respect to any term loans advanced by KFT Trust from and after the First Amendment Effective Date owed to KFT Trust shall be deemed repaid, satisfied and discharged in full. Such mandatory conversion shall be permitted notwithstanding the provisions of Section 12.9 of the Original Loan Agreement and any other provisions of the Loan Documents requiring the Pro Rata application of payments on account of the Secured Obligations.

(b) KFT Term Loans prior to the First Amendment Effective Date. Substantially simultaneously with the consummation of the Natchez Financing, (i) all Secured Obligations owed to KFT Trust with respect to term loan advances made to the Borrowers by KFT Trust prior to the First Amendment Effective Date, and (ii) if applicable, all Secured Obligations owed to KFT Trust with respect to any term loans made to the Borrowers by KFT Trust from and after the First Amendment Effective Date to the extent such term loans have not been mandatorily converted pursuant to Section 2.11(a) hereof on or prior to the date of the Natchez Financing, shall be mandatorily converted into Conversion Shares with an aggregate value equal to the sum of (x) with respect to such Secured Obligations with respect to such term loan advances made prior to the First Amendment Effective Date, the Conversion Share Amount, plus (y) if applicable, with respect to any such Secured Obligations with respect to such term loan advances made on or after the First Amendment Effective Date, an amount equal to the principal amount of such term loans, plus, paid in kind interest, plus, to the extent that any such term loans have been outstanding for more than ninety days prior to conversion, an amount equal to the Second Tranche Conversion Amount with respect to such term loans, in each case, at a price per share and on terms mutually agreed upon by the Company and KFT Trust, and as approved by 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. in their reasonable discretion. The mandatory conversion provided for herein shall occur automatically and without further action required by the Agent, the Lenders or the Borrowers. Upon such mandatory conversion, all Secured Obligations owed to KFT Trust shall be deemed repaid, satisfied and discharged in full. Such mandatory conversion shall be permitted notwithstanding the provisions of Section 12.9 of the Original Loan Agreement and any other provisions of the Loan Documents requiring the Pro Rata application of payments on account of the Secured Obligations. All Liens in favor of the Agent and the Lenders shall be deemed automatically released upon the consummation of the Natchez Financing. The Agent, the Lenders and the Borrowers shall take such action and execute such documents, instruments and agreements as is reasonably requested by any other party hereto in order to effect the purposes and intents of such mandatory conversion and Lien release.”

2.11 “Section 5.22 of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“5.22. Board and Information Rights.

(a) Information Rights. Subject to 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. entering into a non-disclosure agreement, in form and substance reasonable acceptable to the Company, the Company shall permit each of 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD., at their expense, to visit and inspect the Company’s properties; examine its financial information, books of account and other records; and discuss the Company’s business, operations, affairs, finances, accounts and products with its executive officers, during normal business hours of the Company as may be reasonably requested by either 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD.; provided, however, that the Company shall not be obligated pursuant to this Section 5.22 to provide access to any information the disclosure of which could, in the reasonable opinion of counsel to the Company, adversely affect the attorney-client privilege between the Company and its counsel (provided that, to the extent the Company seeks to limit the information provided to 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. in response to the foregoing clause, the Company shall provide as much of such information as is possible without adversely affecting attorney-client privilege). In addition, without limiting the foregoing, the Company shall provide 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. with such information as it reasonably requests, including (i) monthly status update reports on the Company’s key projects, including capital expenditure tracking against budget, and third-party EPC reports), and (ii) operational, budget and performance data for the Company’s facilities, including without limitation, the Natchez and Columbus facilities, in each case, as reasonably requested.

(b) Observer Rights. Subject to 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. entering into a non-disclosure agreement, in form and substance reasonable acceptable to the Company, the Company shall invite a representative of 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could, in the reasonable opinion of counsel to the Company, adversely affect the attorney-client privilege between the Company and its counsel or result in a conflict of interest with 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. (provided that, to the extent the Company seeks to limit the information or Board of Director meeting access provided to 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. in response to the foregoing clause, the Company shall provide as much of such information as is possible without adversely affecting attorney-client privilege, or without resulting in such conflict of interest).

(c) Waiver of Rights. The rights granted to 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. pursuant to this Section 5.22 shall remain in effect until such time as 1538731 ALBERTA LTD. or 1538716 ALBERTA LTD. advises the Company in writing that it does not wish to receive material, non-public information regarding the Company and/or does not intend to attend Board of Director meetings as an observer. Upon the receipt of any such notice, the Company shall promptly comply with the request. At any time following the delivery of the notice referred to in the foregoing sentences, 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. shall have the right, upon the delivery of written notice at least five days in advance of the effective date of the request, to reinstate any rights set forth in this Section 5.22 previously waived by 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD.

(d) No Assignment. Notwithstanding anything contained in this Agreement or the other Loan Documents to the contrary, the rights granted to 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. pursuant to this Section 5.22 may not be assigned (other than to their respective affiliates). ”

2.12 Section 7.10(a) of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(a) No Borrower shall change its corporate name, legal form, jurisdiction of formation, or, except in connection with a Qualified Debt Offering or Natchez Financing, its charter or other organizational identification number, in each case, without twenty (20) days’ prior written notice to Agent and Lenders; provided however that any such changes made in connection with the Qualified Debt Offering or Natchez Financing shall be necessary to effect the Qualified Debt Offering or Natchez Financing, as applicable, and the transactions contemplated thereby.”

2.13 Section 7.12 of the Original Loan Agreement is hereby amended by deleting the following sentence appearing at the end thereof:

“Notwithstanding the foregoing, the Company may not elect to release the Newton Subsidiary in accordance with the terms of this Section 7.12 until after the Additional Equity Event shall have occurred.”

2.14 Section 7.13 of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“7.13. Capital Expenditures. No Borrower shall make Capital Expenditures with respect to the Natchez Facility or any future commercial plant or facility in excess of $50,000,000 (in the aggregate with respect to all such commercial plants and facilities) unless (a) the Columbus facility has produced the average of at least 15,000 gallons per day of blendstocks reasonably acceptable to third party counterparties for a period of no less than 30 continuous days, and (b) the Company has consummated at least $175,000,000 of the Natchez Financing.”

2.15 Section 7.14 of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“7.14. Natchez Financing Event. The Company shall consummate at least $175,000,000 of the Natchez Financing on or before March 31, 2014; provided, however, that if such financing requirement shall not have occurred on or before March 31, 2014, Borrowers shall not be deemed in breach of this Section 7.14 for so long as Borrowers have Qualified Cash in an amount greater than the projected operating cash requirements of the Borrowers for the upcoming three month period, calculated as of any date of determination using the most recently provided 6 Month Operating Cash Forecast delivered to Agent and the Lenders in accordance with Section 7.1(d).”

2.16 Section 7.15 of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“7.15. Certain After-Acquired Collateral. Borrowers shall promptly notify Agent and Lenders in writing if, after the Closing Date, any Borrower obtains any interest in any Collateral consisting of Deposit Accounts, securities accounts, investment accounts, or registered Intellectual Property, and, upon Agent’s or the Required Lenders’ request, shall promptly take such actions as Agent or the Required Lenders deem appropriate to effect Agent’s duly perfected, first priority Lien upon such Collateral (subject to Permitted Liens); provided, however, that with respect to obtaining Account Control Agreements in favor of Agent over any securities account or investment account, Borrowers shall only be required to use commercially reasonable efforts.”

2.17 Section 7.19 of the Original Loan Agreement is hereby amended by deleting the phrase “and (xii)” from the first sentence thereof.

2.18 The Original Loan Agreement is hereby amended by adding the following Sections 7.22 and 7.23 immediately after Section 7.21 thereof:

“ “7.22. The Agent and each Lender agrees that each will execute and deliver a Subordination Agreement in the form of Exhibit G hereto (or pursuant to such other subordination agreement required by the senior creditors that is not materially more adverse to the Lenders hereunder than the subordination agreement attached as Exhibit G) to become effective upon the consummation of the Qualified Debt Offering.

7.23. Within 2 Business Days after the First Amendment Effective Date, the Company shall provide the Agent with evidence of the filing of Listing of Additional Shares Notification Form with NASDAQ with respect to the shares of Class A Common Stock underlying the Warrants.”

2.19 Exhibit F of the Original Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit F-1 (Form of Pre-First Amendment Additional Warrant) and Exhibit F-2 (Form of Post-First Amendment Additional Warrant) attached hereto as Annex I and Annex II.

2.20 Section 11.3 of the Original Loan Agreement is hereby amended by deleting the words “any Term Loan Commitment” from clause (a) hereof and replacing it with the the following “the Term Loan Advances”.”

2.21 Section 11.7 of the Original Loan Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

“This Agreement shall terminate upon the mandatory conversion of the Secured Obligations in accordance with Sections 2.10 and 2.11 hereof, which shall occur upon the consummation of the Natchez Financing; provided that Section 6.3, Section 11.12, and any provisions that by their express terms are to survive the execution and delivery of this Agreement or the expiration or other termination of this Agreement, shall survive such termination or expiration.”

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall be deemed effective immediately upon the occurrence of the following:

(a) this Amendment shall have been executed and delivered by the parties hereto;

(b) issuance of the Post First Amendment Additional Warrants to each Lender covering the period of March 18, 2013 to March 17, 2014;

(c) the issuance of the ATM Warrants to each of the Lenders; and

(d) after giving effect to this Amendment, the representations and warranties herein and in the Original Loan Agreement shall be true, correct, and complete in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date and except as set forth on Annex III hereto).

Section 4. Authority. Each Borrower represents and warrants that it has the requisite corporate or limited liability company power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate or limited liability company action of the Borrower, have received all necessary governmental approval, if any, and do not contravene any law or any material contractual restriction binding on any Borrower.

Section 5. Ratification; Reference and Effect on Loan Documents; Integration. The Original Loan Agreement, as amended hereby, and the other Loan Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Original

Loan Agreement, any other Loan Document or any agreement or instrument related to the Original Loan Agreement to “the Loan Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Original Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Original Loan Agreement, shall hereafter refer to the Original Loan Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment and the Original Loan Agreement shall hereafter be read and construed together as a single document, and together incorporate all negotiations of the parties hereto with respect to the subject matter hereof and are the final expression and agreement of the parties hereto with respect to the subject matter hereof. To the extent any terms or provisions of this Amendment conflict with those of the Original Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

Section 6. No Defaults. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby acknowledges and agrees that no Event of Default has occurred and is continuing after giving effect to this Amendment

Section 7. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 8. Professional Fees. Without limitation of Section 11.12 of the Loan Agreement, the Borrowers promise to pay, (a) within 5 Business Days after the First Amendment Effective Date, a single cash payment of $100,000 to 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD. (in the aggregate) for the cost, expense and administrative burden (including fees of its internal and outside legal counsel) of negotiating and entering into this Amendment and the related documents, and (b) promptly, upon receipt of an invoice therefor, the fees and expenses (including but not limited to reasonable attorneys fees) of each of the other Lenders (other than 1538731 ALBERTA LTD. and 1538716 ALBERTA LTD.) to negotiate and enter into this Amendment and the related documents.

Section 9. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

Section 10. Release. Effective on the First Amendment Effective Date, each Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any Lender would be liable if such persons or entities were found to be liable to a Borrower (each a “Releasee” and collectively, the “Releasees”), from any and all past, present or future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, liquidated or unliquidated, suspected or unsuspected, which such Borrower ever had from the beginning of the world to the date hereof, now has, or might hereafter have against any such Releasee, in each case for actions, omissions, or events occurring on or before the date hereof which relates, directly or indirectly to the Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

Section 12. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

(SIGNATURES TO FOLLOW)

IN WITNESS WHEREOF, Borrowers, Agent and Lenders have duly executed and delivered this Amendment as of the day and year first above written.

KIOR, INC.,
a Delaware corporation

Signature:	/s/ Fred H. Cannon

Print Name:	Fred H. Cannon

Title:	President and Chief Executive Officer

KIOR COLUMBUS, LLC, a Delaware limited liability company

Signature:	/s/ Fred H. Cannon

Print Name:	Fred H. Cannon

Title:	President and Chief Executive Officer

1538731 ALBERTA LTD., as Agent and as a Lender

Signature:	/s/ Jagdeep Bachher

Print Name:	Jagdeep Bachher

Title:	Director and President

1538716 ALBERTA LTD., as a Lender

Signature:	/s/ Jagdeep Bachher

Print Name:	Jagdeep Bachher

Title:	Director and President

KFT TRUST, VINOD KHOSLA, TRUSTEE, as a Lender

Signature:	/s/ Vinod Khosla

Print Name:	Vinod Khosla

Title:	Trustee

ANNEX I

FORM OF PRE-FIRST AMENDMENT ADDITIONAL WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

ADDITIONAL WARRANT AGREEMENT

To Purchase Shares of Class A Common Stock of

KIOR, INC.

Dated as of [•] (the “Effective Date”)

WHEREAS, Kior, Inc., a Delaware corporation (the “Company”), has entered into a Loan and Security Agreement, dated as of January 26, 2012 (the “Loan Agreement”), with [insert name of Lender] (the “Warrantholder”), [1538731 Alberta Ltd., 1538716 Alberta Ltd., [and] Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee];

WHEREAS, the Company granted to Warrantholder and each other Lender (as defined below), in consideration for, among other things, the financial accommodations provided for in the Loan Agreement, the right to purchase Warrant Shares (as defined below) pursuant to Warrant Agreements entered into between the Company and each Lender, each dated as of January 26, 2012 (collectively, the “Existing Warrants”);

WHEREAS, pursuant to the terms of the Loan Agreement, since Borrowers (as defined below) have elected to pay PIK Interest (as defined below) for the month of [•], and to the extent Borrowers elect to pay PIK Interest for any other month going forward, the Company desires to grant to Warrantholder the right to purchase additional Warrant Shares pursuant to this Additional Warrant Agreement (this “Warrant”);

WHEREAS, pursuant to the terms of the Loan Agreement, the Company has entered into Additional Warrant Agreements with each of the other Lenders, on the same terms and conditions of this Warrant (this Warrant collectively with all Additional Warrant Agreements, the “Additional Warrants”);

NOW, THEREFORE, in consideration of Warrantholder executing and delivering the Loan Agreement and providing the financial accommodations contemplated therein, and in consideration of the mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

Section 1. Grant of the Right to Purchase Warrant Shares.

1.1 For value received, Borrowers have elected to pay PIK Interest for the month of [•] and in accordance with the terms of the Loan Agreement and this Warrant the Company hereby grants to Warrantholder, and Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase, from the Company, [Insert initial number of Warrant Shares] fully paid and non-assessable Warrant Shares at a per share price equal to the Exercise Price (as defined herein).

1.2 In each instance Borrowers elect to pay interest in the form of PIK Interest for any subsequent month in accordance with Section 2.1(d)(i) of the Loan Agreement, the Company hereby grants to Warrantholder an additional Warrant, entitling Warrantholder, upon the terms and subject to the conditions herein, to subscribe for and purchase (assuming no Net Issuance), from the Company, at an initial Exercise Price per share of Class A Common Stock equal to the Average Market Price per share of Class A Common Stock on the day such interest is due, a number of fully paid and non-assessable shares of Class A Common Stock equal to a fraction (such fraction, the “Base Additional Warrant Shares”) (x) whose numerator is the product of (A) 18% and (B) the amount of such PIK Interest and (y) whose denominator is such Average Market Price per share of Class A Common Stock (and, for the avoidance of doubt, the number of Warrant Shares underlying this Warrant (assuming no Net Issuance) shall be increased by such amount); provided, however, that, notwithstanding anything to the contrary herein, if (I) the day such interest is due is after the occurrence of a Negative NASDAQ Interpretation (as defined in the Loan Agreement) with respect to Warrantholder and (II) such Average Market Price per share of Class A Common Stock is less than the Warrant Floor Exercise Price per share of Class A Common Stock, then (x) the initial per share Exercise Price of such additional Warrant shall be equal to the Warrant Floor Exercise Price per share of Class A Common Stock and (y) the number of Warrant Shares underlying such additional Warrant (assuming no Net Issuance) shall be a number of shares of Class A Common Stock (determined pursuant to the mutual agreement of the Borrower and the Lenders) that exceeds the Base Additional Warrant Shares by an amount that would cause the fair market value of such additional Warrant having the terms as specified in this proviso to be no less than the fair market value of the additional Warrant that would have been issued without regard to this proviso. For each such instance, the issuance of such additional Warrant shall be effected by the Company executing and delivering, to Warrantholder, an amended Schedule A hereto, which shall reflect the total number of Warrant Shares then underlying this Warrant (assuming no Net Issuance) and the respective Exercise Prices thereof. For the avoidance of doubt, each grant pursuant to this Section 1(b) shall be in addition to any grants theretofore made pursuant to clause (a) or (b) of this Section 1.

1.3 Notwithstanding anything in this Warrant to the contrary, Warrantholder hereby acknowledges and agrees that without the Company first obtaining the approval of its stockholders, the Company shall not have any obligation to issue, and shall not issue, Additional Warrants to the extent that the issuance of such Additional Warrants, when aggregated with all prior issuances of Additional Warrants, would obligate the Company to issue more that 19.99% of the outstanding common stock of the Company (or securities convertible into such common stock), or the outstanding voting power, as calculated immediately prior to the execution of the Loan Agreement (subject to appropriate adjustments for any stock splits, stock dividends, stock combinations or similar transactions), in each case at a price less than the greater of the book or market value of the Class A Common Stock. For purposes of this paragraph (c), the “issuance” of an Additional Warrant shall include any amendment to Schedule A of any Additional Warrant pursuant to Section 1(b) thereof to increase the number of Warrant Shares underlying such Additional Warrant. In the event any payment of PIK Interest would result in the issuance of Additional Warrants which, when aggregated with all prior issuances of Additional Warrants, would exceed the 19.99% limit, then, notwithstanding anything to the contrary herein, (A) Warrantholder shall be issued the number of Additional Warrants determined by multiplying the number of Additional Warrants Warrantholder would have been issued but for the 19.99% limit by a fraction the numerator of which shall be the number of Additional Warrants that may be issued to Warrantholder and all other Lenders without exceeding the 19.99% limit and the denominator of which shall be the total number of Additional Warrants that Warrantholder and all other Lenders would have been issued but for the 19.99% limit and (B) the Company shall use commercially reasonable efforts to obtain the approval of its stockholders to issue the number of Additional Warrants that would have been issued to Warrantholder but for the 19.99% limit. Warrantholder and the Company agree and understand that the Loan Agreement provides that, before obtaining such approval, the Company shall not be permitted to elect to pay interest in the form of PIK Interest to the extent such election would exceed such 19.99% limit.

1.4 The number and the applicable Exercise Price of such shares are subject to adjustment as provided in Section 8. As used herein, the following terms shall have the following meanings:

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person. As used in this definition of the term “Affiliate,” “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person by reason of ownership of voting securities, by contract or otherwise.

“Average Market Price” per share of Class A Common Stock means, with respect to any day, the average Closing Market Price per share of Class A Common Stock over the 5 consecutive Trading Days ending on, but excluding, such day; provided, however, that if, during any of such 5 Trading Days, there shall occur any dividend, stock split, stock combination or similar event with respect to the Class A Common Stock, or any ex dividend date with respect thereto, then the Company shall make appropriate adjustments to such Closing Market Prices for purposes of calculating such Average Market Price.

“Board” means the board of directors of the Company.

“Borrowers” has the meaning given such term in the Loan Agreement.

“Business Day” means any day, except Saturday, Sunday or legal holiday on which banking institutions in the city of Los Angeles are authorized or obligated by law or executive order to close.

“Bylaws” means the Company’s bylaws or other similar governing provisions, as may be amended from time to time.

“Charter” means the Company’s Certificate of Incorporation or other constitutional document, as may be amended from time to time.

“Class A Common Stock” means shares of the Company’s Class A common stock, $.0001 par value per share.

“Closing Market Price” per share of Class A Common Stock on any day has the following meaning: (a) if the Class A Common Stock is traded on a securities exchange or equivalent market on such day (or, if such day is not a Trading Day, on the immediately preceding Trading Day), the closing price per share of Class A Common Stock as reported on such exchange or market; and (b) if the Class A Common Stock is not then traded on a securities exchange, the fair market value per share of Class A Common Stock (as determined by the Board) on such day.

“Exercise Price” means, with respect to each Warrant Tranche, the price, per share of Class A Common Stock, at which the Warrant Shares of such Warrant Tranche may be purchased upon any exercise of this Warrant, assuming no Net Issuance. The respective Exercise Prices of each Warrant Tranche are set forth in Schedule A hereto. The Exercise Prices are subject to adjustment in accordance herewith.

“Form Warrant” means a warrant in the form set forth in Exhibit E of the Loan Agreement.

“Lender” has the meaning given such term in the Loan Agreement.

“PIK Interest” has the meaning given such term in the Loan Agreement.

“Principal Commencement Date” has the meaning given such term in the Loan Agreement.

“Purchase Price” means, with respect to any exercise of this Warrant, an amount equal to the applicable Exercise Price as of the Exercise Date for such exercise multiplied by the number of Warrant Shares requested to be exercised under this Warrant pursuant to such exercise.

“Trading Day” means any day on which trading in the Class A Common Stock generally occurs on a securities exchange or equivalent market; provided, however, that if the Class A Common Stock not listed or traded on a securities exchange or equivalent market, then “Trading Day” means a Business Day.

“Warrant Floor Exercise Price” means $11.62 per share of Class A Common Stock; provided, however, that the Warrant Floor Exercise Price shall be proportionately adjusted downward to account for each stock split, stock dividend or similar event occurring with respect to the Class A Common Stock after January 26, 2012 and shall be proportionately adjusted upward to account for any stock combination or similar event occurring with respect to the Class A Common Stock after January 26, 2012.

“Warrant Shares” means the shares of Class A Common Stock issuable upon exercise hereof.

“Warrant Tranche” means each portion of this Warrant the Warrant Shares of which are purchasable (assuming no Net Issuance) at the same per share Exercise Price. The respective Warrant Tranches are identified in Schedule A hereto.

Section 2. Term of the Agreement.

Except as otherwise provided for herein, the term of this Warrant and the right to purchase Warrant Shares as granted under this Warrant shall commence on the Effective Date and shall be exercisable, in whole or in part, at any time, or from time to time, for a period ending at 5:00 p.m., California time, on the date that is seven (7) years after the Principal Commencement Date or, if such day is not a Business Day, on the next preceding Business Day (such date or next preceding Business Day, as applicable, the “Expiration Date”) .

Section 3. Exercise of the Purchase Rights.

3.1 Exercise. The purchase rights set forth in this Warrant are exercisable by Warrantholder, in whole or in part, at any time, or from time to time, prior to 5:00 p.m., California Time, on the Expiration Date, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the “Notice of Exercise”), duly completed and executed. The date on which such Notice of Exercise is so tendered is herein referred to as the “Exercise Date” for such exercise. Promptly upon receipt of the Notice of Exercise and the payment of the Purchase Price in accordance with the terms set forth below, and in no event later than three (3) days thereafter, the Company shall issue to Warrantholder a certificate for the number of Warrant Shares purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the “Acknowledgment of Exercise”) indicating the number of shares which remain subject to future purchases, if any. Following any exercise hereof, the Company shall execute and deliver, to Warrantholder, an amended Schedule A setting forth the total number of Warrant Shares then underlying this Warrant (assuming no Net Issuance, and after giving effect to such exercise) and the respective Exercise Prices thereof.

The Purchase Price may be paid at Warrantholder’s election either (i) by cash or check, or (ii) by surrender of this Warrant for Warrant Shares to be exercised under this Warrant (“Net Issuance”). If Warrantholder elects the Net Issuance method, the Company will issue Warrant Shares in accordance with the following formula:

X = Y(A-B)
A

Where:	X = the number of Warrant Shares to be issued to Warrantholder.

Y = the number of Warrant Shares requested to be exercised under this Warrant (including the number of shares to be cancelled in payment of the Purchase Price).

A = the fair market value of one (1) share of Class A Common Stock on the Exercise Date.

B = the Exercise Price per share for such Warrant Shares.

For purposes of the above calculation, the fair market value of the Class A Common Stock shall mean with respect to each share of Class A Common Stock:

(a) if the Class A Common Stock is traded on the New York Stock Exchange, the American Stock Exchange, any exchange operated by the NASDAQ Stock Market, LLC or any other securities exchange, the fair market value shall be deemed to be the average of the closing prices per share over the five (5) trading day period ending on, and including, the Exercise Date; or

(b) if at any time the Class A Common Stock is not listed on any securities exchange, the fair market value shall be the price per share which the Company could obtain from a willing buyer (not a current employee or Affiliate) for Class A Common Stock, in an arms’ length transaction, sold by the Company from authorized but unissued shares, as determined in good faith by the Board.

3.2 Exercise Prior to Expiration. To the extent this Warrant is not, as of the Expiration Date, previously exercised as to all the Warrant Shares subject hereto, and if the fair market value per share of Class A Common Stock on the Expiration Date is greater than the applicable Exercise Price then in effect, this Warrant shall be deemed automatically exercised, on a Net Issuance basis, pursuant to Section 3(a) (even if not surrendered) on such Expiration Date. For purposes of such automatic exercise, the fair market value per share of Class A Common Stock upon such expiration shall be determined pursuant to Section 3(a). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 3(b), the Company agrees to promptly notify Warrantholder of the number of Warrant Shares, if any, Warrantholder is to receive by reason of such automatic exercise.

3.3 Legend. Each certificate for the Warrant Shares purchased upon exercise of this Warrant shall bear the restrictive legend set forth on the first page of this Warrant. Such legend shall be removed and the Company shall, or shall instruct its transfer agent to, issue a certificate without such legend or any other legend to the holder of such shares (i) if such shares are sold or transferred pursuant to an effective registration statement under the Act covering the resale of such shares by the holder thereof, (ii) if such shares are sold or transferred pursuant to Rule 144 under the Act, (iii) if, upon advice of counsel to the Company, such shares are eligible for resale without any restrictions under Rule 144 under the Act, or (iv) upon the request of such holder if such request is accompanied (at such holder’s expense) by either (x) a written opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act or any applicable state securities laws for the resale of the Warrant Shares purchased upon exercise of this Warrant or (y) a certification by such holder, in customary form, that conditions to the resale of such shares pursuant to Rule 144(b) (or any successor thereto) have been satisfied (it being understood that in no event shall such holder be required to certify as to the satisfaction of the conditions set forth in paragraph (c) or (i) of Rule 144 (or any successor thereto). The removal of such restrictive legend from any certificates representing the Warrant Shares purchased upon exercise of this Warrant is predicated upon the Company’s reliance that the holder of such shares would sell, transfer, assign, pledge, hypothecate or otherwise dispose of such shares pursuant to either the registration requirements of the Act, including any applicable prospectus delivery requirements, or an exemption therefrom, or in a transaction not subject thereto, and that if such shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

Section 4. Reservation of Shares.

During the term of this Warrant, the Company will at all times have authorized and reserved a sufficient number of shares of Class A Common Stock to provide for the exercise of the rights to purchase Warrant Shares as provided for herein, assuming this Warrant were exercised in full and not on a Net Issuance basis.

Section 5. No Fractional Shares or Scrip.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the fair market value per share of Class A Common Stock on the Exercise Date for such exercise.

Section 6. No Rights as Shareholder/Stockholder.

This Agreement does not entitle Warrantholder to any voting rights or other rights as a shareholder/stockholder of the Company prior to the exercise of this Warrant.

Section 7. Warrantholder Registry.

The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. Warrantholder’s initial address, for purposes of such registry, is set forth below Warrantholder’s signature on this Warrant. Warrantholder may change such address by giving written notice of such changed address to the Company.

Section 8. Adjustment Rights.

The Exercise Price(s) and the number of Warrant Shares purchasable hereunder are subject to adjustment, as follows:

8.1 Class A Common Stock Change Event. If at any time there shall occur any transaction (each, a “Class A Common Stock Change Event”) (i) that is either (w) a recapitalization, reclassification or change of the Class A Common Stock (other than changes resulting from a subdivision or combination or changes in par value, including from par value to no par value or from no par value to par value); (x) any consolidation, merger or combination involving the Company; (y) any sale, lease or other transfer to a third party of substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole; or (z) any statutory share exchange; and (ii) as a result of such transaction, the Class A Common Stock would be converted into, or exchanged for, or would constitute solely the right to receive, stock, other securities or other property or assets (including cash or any combination thereof) (such stock, securities, property, assets or cash, the “Reference Property,” and the amount of Reference Property that a holder of one (1) share of Class A Common Stock would be entitled to receive on account of such transaction (without regard to any arrangement pursuant to which fractional units of property will not be delivered), a “Reference Property Unit”), then the Company or such successor or purchasing person, as the case may be, shall, as a condition precedent to such Class A Common Stock Change Event (and, in the event such successor or purchasing person is not the Company, the Company shall cause such successor or purchasing Person to) execute and deliver to Warrantholder an amended Warrant providing that, from and after the effective time of such Class A Common Stock Change Event, the consideration due upon exercise of this Warrant shall be determined in the same manner as if each reference to any number of shares of Class A Common Stock in this Warrant were instead a reference to the same number of Reference Property Units. For the avoidance of doubt, from and after such effective time, the fair market value of a Reference Property Unit shall be determined (x) to the extent any component thereof consists of securities, on the same basis as that set forth in the penultimate paragraph of 3.1 and (y) to the extent any component thereof does not consist of securities, on the basis of the fair market value thereof (determined in good faith by the Board or the board of directors or similar governing body of the Company’s successor). If a Class A Common Stock Change Event causes the Class A Common Stock to be converted into, or exchanged for, or to constitute solely the right to receive, more than a single type of consideration (determined based in part upon any form of stockholder election), then the amount and kind of Reference Property used to determine the composition of the Reference Property Unit shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Class A Common Stock that affirmatively make such an election. If such successor or purchasing person is not the Company, then such amended Warrant shall provide for the assumption, by such successor or purchasing person, of the Company’s obligations with respect hereto. If, pursuant to such Class A Common Stock Change Event, the Reference Property includes shares of stock or other securities and property of a person other than the successor or purchasing person, as the case may be, in such Class A Common Stock Change Event, then such amended Warrant shall also be executed by such other person. In connection with a Class A Common Stock Change Event, Warrantholder may exercise this Warrant, in whole or in part, with the Exercise Date being deemed to be the effective date of such Class A Common Stock Change Event, without the need for the relevant Notice of Exercise to specify such effective date, provided such Notice of Exercise is tendered to the Company no later than three days before the effective date of such Class A Common Stock Change Event.

8.2 Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide the Class A Common Stock, (i) in the case of a subdivision, the each Exercise Price set forth in Schedule A hereto shall be proportionately decreased, and each corresponding number of Warrant Shares set forth in Schedule A hereto shall be proportionately increased, or (ii) in the case of a combination, each Exercise Price set forth in Schedule A hereto shall be proportionately increased, and each corresponding the number of Warrant Shares set forth in Schedule A hereto shall be proportionately decreased.

8.3 Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall:

(a) pay a dividend with respect to the Class A Common Stock payable in Class A Common Stock, then (x) each Exercise Price set forth in Schedule A hereto shall be adjusted, from and after the ex date for such dividend or distribution, to that price determined by multiplying such Exercise Price in effect immediately prior to such ex date by a fraction (A) the numerator of which shall be the total number of shares of Class A Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of Class A Common Stock outstanding immediately after such dividend or distribution; and (y) each corresponding number of Warrant Shares set forth in Schedule A hereto shall be adjusted, from and after such ex date, to that number of shares determined by multiplying the total number of Warrant Shares issuable upon exercise of this Warrant (assuming no Net Issuance) immediately prior to such ex date by the reciprocal of the fraction referred to in clause (x) above; or

(b) make any other distribution with respect to Class A Common Stock, except any distribution specifically provided for in any other clause of this Section 8, then, in each such case, provision shall be made by the Company such that Warrantholder shall receive upon each subsequent exercise of this Warrant, the same kind and amount of property it would have received in such distribution had Warrantholder held, on the record date fixed for the determination of the stockholders of the Company entitled to receive such distribution, a number of shares of Class A Common Stock equal to the number of Warrant Shares issuable upon such exercise.

8.4 Antidilution Rights. Additional antidilution rights applicable to the Warrant Shares purchasable hereunder are as set forth in the Company’s Charter and shall be applicable with respect to the Warrant Shares issuable hereunder; provided, however, that, notwithstanding anything herein to the contrary, in no event shall any antidilution right set forth in the Company’s Charter apply hereto to the extent the application thereof would result in an increase to any Exercise Price or a reduction in the total number of Warrant Shares issuable upon exercise of this Warrant (assuming no Net Issuance). The Company shall promptly provide Warrantholder with any restatement, amendment, modification or waiver of the Charter that impairs or reduces such antidilution rights; provided, that, subject to the proviso to the immediately preceding sentence, no such amendment, modification or waiver shall impair or reduce the antidilution rights applicable to the Warrant Shares as of the date hereof unless such amendment, modification or waiver affects the rights of Warrantholder with respect to the Warrant Shares in the same manner as it affects all other holders of Class A Common Stock. The Company shall provide Warrantholder with prompt written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant that triggered an antidilution adjustment hereunder the antidilution rights applicable pursuant to the Company’s Charter, which notice shall include (i) the price at which such stock or security is to be sold, (ii) the number of shares to be issued, and (iii) such other information as necessary for Warrantholder to determine if a dilutive event has occurred. For the avoidance of doubt, there shall be no duplicate anti-dilution adjustment pursuant to this subsection (d), the forgoing subsection (c) and the Company’s Charter.

8.5 Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in stock, cash, property or other securities; (ii) the Company shall offer for subscription pro rata to the holders of any class of common stock or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall occur any Class A Common Stock Change Event; (iv) the Company shall sell, lease, license or otherwise transfer all or substantially all of its assets; or (v) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to Warrantholder: (A) at least thirty (30) days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of common stock shall be entitled thereto) or for determining rights to vote in respect of such Class A Common Stock Change Event, dissolution, liquidation or winding up; and (B) in the case of any such Class A Common Stock Change Event, dissolution, liquidation or winding up, at least thirty (30) days’ prior written notice of the date when the same shall take place (and specifying the date on which the holders of common stock shall be entitled to exchange their common stock for securities or other property deliverable upon such Class A Common Stock Change Event, dissolution, liquidation or winding up).

Each such written notice shall set forth, in reasonable detail, (i) the event requiring the notice, and (ii) if any adjustment is required to be made, (A) the amount of such adjustment, (B) the method by which such adjustment was calculated, (C) the adjusted Exercise Prices (if the Exercise Prices have been adjusted), and (D) the total number of Warrant Shares subject to purchase hereunder (assuming no Net Issuance) after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, or by reputable overnight courier with all charges prepaid, addressed to Warrantholder at the address for Warrantholder set forth in the registry referred to in Section 7. If any event results in an adjustment to any Exercise Price or to the total number of Warrant Shares purchasable hereunder (assuming no Net Issuance), then the Company shall execute and deliver, to Warrantholder, an amended Schedule A hereto reflecting such adjustment.

8.6 Timely Notice. Failure to timely provide such notice required by subsection (e) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. For purposes of this subsection (f), and notwithstanding anything to the contrary in Section 12(g), the notice period shall begin on the date Warrantholder actually receives a written notice containing all the information required to be provided in such subsection (e).

Section 9. Representations, Warranties and Covenants of the Company.

9.1 Reservation of Warrant Shares. The Warrant Shares issuable upon exercise of Warrantholder’s rights (assuming no Net Issuance) have been duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, that the Warrant Shares issuable pursuant to this Warrant may be subject to restrictions on transfer under state and/or federal securities laws. The Company has made available to Warrantholder true, correct and complete copies of its Charter and Bylaws. The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer and the issuance and delivery of any certificate in a name other than that of Warrantholder.

9.2 Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the Warrant Shares issuable hereunder, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement: (i) does not violate the Company’s Charter or Bylaws; (ii) does not contravene any law or governmental rule, regulation or order applicable to the Company; and (iii) does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Company is a party or by which it is bound. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

9.3 Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

9.4 Issued Securities. All issued and outstanding Class A Common Stock or other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding Class A Common Stock or other securities of the Company were issued in full compliance with all federal and state securities laws.

9.5 Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

9.6 Exempt Transaction. Subject to the accuracy of Warrantholder’s representations in Section 10, the issuance of the Warrant Shares upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

9.7 Compliance with Rule 144. If Warrantholder proposes to sell Warrant Shares issuable upon the exercise of this Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission (the “SEC”), then, upon Warrantholder’s written request to the Company, the Company shall furnish to Warrantholder, within three Business Days after receipt of such request, a written statement confirming the Company’s compliance with the requirements of paragraphs (c) and (i) of such Rule, as such Rule may be amended from time to time. Until such time as this Warrant and the Warrant Shares issued hereunder have been sold pursuant to an effective registration statement under the Act or such time as the requirements of paragraph (c) of Rule 144, as such Rule may be amended from time to time, no longer apply to this Warrant or to such shares, the Company covenants to timely file all reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in such a manner so as to comply with paragraph (c) of Rule 144, as such Rule may be amended from time to time.

9.8 Registration of Shares.

(a) As soon as reasonably practicable after the Company becomes eligible to register the offer and sale of its securities on a registration statement on Form S-3 under the Act, but in no event later then one (1) month thereafter, the Company shall, at its expense, file, with the SEC, a Form S-3 registration statement under the Act covering the resale, by Warrantholder, of this Warrant and the Warrant Shares underlying this Warrant on a delayed and continuous basis pursuant to Rule 415 under the Act. The Company shall, at its expense, use commercially reasonable efforts to cause such registration statement to become effective under the Act as soon as reasonable practicable, but in no event later than 90 days, after the date such registration statement is initially filed with the SEC and shall use its best efforts to cause such registration statement (or, to the extent applicable, a replacement registration statement filed in accordance with Rule 415(a)(5) and (6) under the Act or otherwise) to be continuously effective under the Act until such time as this Warrant and all Warrant Shares issued hereunder have been sold pursuant to such registration statement(s) or pursuant to Rule 144 (or any successor thereto). The Company shall (x) cause amendments to each such registration statement (or to the related prospectus(es)) to be filed to the extent necessary to comply with the Act or to prevent any such registration statement (or prospectus) from containing a material misstatement or omission of fact; and (y) promptly notify Warrantholder when any such amendment is required (without disclosing to Warrantholder any material non-public information relating to the Company or its securities). Notwithstanding anything to the contrary herein, upon the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any such registration statement, the Company shall have the right, by notice to Warrantholder, to cause Warrantholder to (and, upon its receipt of such notice, Warrantholder shall) suspend sales pursuant to any such registration statement, provided that such suspensions, when taken together, shall in no event exceed 30 days in the aggregate in any three-month period or 75 days in the aggregate in any twelve-month period. Until such time as this Warrant and the Warrant Shares issued hereunder have been sold pursuant to an effective registration statement under the Act or pursuant to Rule 144 (or any successor thereto) thereunder, the Company covenants to timely file all reports required to be filed by the Company under the 1934 Act in such a manner so as to prevent the Company from becoming ineligible to file a registration statement on Form S-3 under the Act. Warrantholder agrees to provide all information relating to Warrantholder that is reasonably and in good faith requested by the Company and that is required, pursuant to the Act and the related rules and policies of the SEC, to be included in any registration statement filed pursuant hereto.

(b) The Company agrees to indemnify, defend and hold harmless each of Warrantholder and each person, if any, who controls Warrantholder within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, and the respective officers, directors, members, partners and representatives of the foregoing (collectively, the “Warrantholder Indemnified Parties”), from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Warrantholder Indemnified Party may incur or become subject to under the Act, the 1934 Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed by the Company to register the resale, by Warrantholder, of this Warrant or the Warrant Shares underlying this Warrant, or any related prospectus, preliminary prospectus or “free writing prospectus” (as defined in Rule 405 under the Act), or in any amendment or supplement to the foregoing, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any such registration statement, or in any amendment or supplement thereto, or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any such prospectus, preliminary prospectus or free writing prospectus, or in any amendment or supplement thereto, in the light of the circumstances under which such statements were made, not misleading, and the Company shall reimburse, as incurred, such Warrantholder Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, damage, expense, liability, claim or action in respect thereof; provided, however, that the Company shall not be required to provide any indemnification pursuant to this Section paragraph insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of Warrantholder to the Company expressly for use in, any such registration statement, prospectus, preliminary prospectus or free writing prospectus; provided further, however, that the indemnity agreement in this 9.8(b) shall be in addition to any liability which the

Company may otherwise have to any Warrantholder Indemnified Party. Each reference to any registration statement, prospectus, preliminary prospectus or free writing prospectus in the immediately preceding paragraph shall be deemed to include each document, if any, incorporated by reference therein.

(c) Warrantholder agrees to indemnify, defend and hold harmless each of the Company, each person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, and the respective officers, directors, members, partners and representatives of the foregoing (the “Company Indemnified Parties”) from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Company Indemnified Party may incur or become subject to under the Act, the 1934 Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information (the “Warrantholder Information”) furnished in writing by or on behalf of Warrantholder to the Company expressly for use in, any registration statement filed by the Company to register the resale, by Warrantholder, of this Warrant or the Warrant Shares underlying this Warrant, or any related prospectus, preliminary prospectus or “free writing prospectus” (as defined in Rule 405 under the Act), or in any amendment or supplement to the foregoing, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such Warrantholder Information, which material fact was not contained in such Warrantholder Information, and which material fact was either (x) required to be stated in any such registration statement, or in any amendment or supplement thereto, or necessary to make the statements therein not misleading or (y) necessary in order to make the statements made in any such prospectus, preliminary prospectus or free writing prospectus, or in any amendment or supplement thereto, in the light of the circumstances under which such statements were made, not misleading, and Warrantholder shall reimburse, as incurred, such Company Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any loss, damage, expense, liability, claim or action in respect thereof. The indemnity agreement in this 9.8(c) shall be in addition to any liability which Warrantholder may otherwise have to any Company Indemnified Party. Notwithstanding anything herein to the contrary, in no event shall the liability of Warrantholder hereunder be greater that in amount than the dollar amount of the proceeds received by Warrantholder upon the sale, pursuant to any such registration statement, of this Warrant or the Warrant Shares underlying this Warrant.

(d) If any action, suit or proceeding (each, a “Proceeding”) is brought against any person in respect of which indemnity may be sought pursuant to either 9.8(b) or 9.8(c), then such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise, except to the extent the Indemnifying Party is materially prejudiced by such omission. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within 30 days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the anything to the contrary in the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this 9.8(d), then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have fully reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least 30 days’ prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Party.

(e) If the indemnification provided for in this 9.8 is unavailable to an Indemnified Party under 9.8(b) or 9.8(c), or insufficient to hold such Indemnified Party harmless, in respect of any losses, damages, expenses, liabilities, claims or actions referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities, claims or actions (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by Warrantholder, on the other hand, from the offering of this

Warrant or the Warrant Shares underlying this Warrant or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of Warrantholder, on the other hand, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities, claims or actions, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of Warrantholder, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by Warrantholder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities, claims and actions referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding. The Company and Warrantholder agree that it would not be just and equitable if contribution pursuant to this 9.8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this 9.8(e). Notwithstanding anything to the contrary herein, Warrantholder shall not be required to contribute any amount in excess of the amount by which the total price at which this Warrant or the Warrant Shares underlying this Warrant giving rise to such contribution obligation and sold by Warrantholder were offered pursuant to any registration statement filed by the Company exceeds the amount of any damages which Warrantholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The remedies provided for in this 9.8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution provisions contained in this 9.8 shall remain operative and in full force and effect regardless of (i) any termination of this Warrant, (ii) any investigation made by or on behalf of any Indemnified Party and (iii) the sale of this Warrant or the Warrant Shares underlying this Warrant.

9.9 Denomination Exchanges. Warrantholder shall have the right to request the Company to cause any portion of a Warrant Tranche hereof to be represented by one or more separate warrants (each, a “Separate Warrant”), each in the form of a Form Warrant, and the Company hereby covenants that, upon each such request, the Company shall (x) execute and deliver, to Warrantholder, an amended Schedule A hereto, which shall reflect the removal of such portion of such Warrant Tranche; and (y) execute and deliver, to Warrantholder, one or more Separate Warrants, each in the form of the Form Warrant, having an aggregate number of underlying Warrant Shares (assuming no Net Issuance), and having a per share Exercise Price, equal to the number of underlying Warrant Shares (assuming no Net Issuance) and the Exercise price, respectively, of such portion of such Warrant Tranche.

Section 10. Representations and Covenants of Warrantholder.

This Agreement has been entered into by the Company in reliance upon the following representations and covenants of Warrantholder:

10.1 Investment Purpose. The right to acquire Warrant Shares upon exercise of Warrantholder’s rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and Warrantholder has no present intention of selling or engaging in any public distribution of the same, in each case except pursuant to a registration or exemption.

10.2 Private Issue. Warrantholder understands (i) that the Warrant Shares issuable upon exercise of this Warrant is not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated in part on the representations set forth in this Section 10.

10.3 Financial Risk. Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

10.4 Risk of No Registration. Warrantholder understands that if the Company does not have any class of its securities registered pursuant to Section 12 of the 1934 Act, or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering this Warrant or the underlying Warrant Shares under the Act is not in effect when it desires to sell (i) the rights to purchase Warrant Shares pursuant to this Warrant or (ii) the Warrant Shares issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. Warrantholder also understands that any sale of (A) its rights hereunder to purchase Warrant Shares or (B) Warrant Shares issued or issuable hereunder which might be made by it in reliance upon Rule 144 under the Act may be made only in accordance with the terms and conditions of that Rule.

10.5 Non-U.S. Person. Warrantholder is not a “U.S. person” as defined in Rule 902(k) of Regulation S promulgated under the Act1.

10.6 No Short Sales. Prior to the Effective Date, Warrantholder has not engaged in any “short sales” of the Class A Common Stock, which short sales have not been covered before such Effective Date. At no time when Warrantholder holds (or has a beneficial interest in) any Warrant Shares issued or issuable pursuant to this Warrant shall Warrantholder engage in “short sales” of the Class A Common Stock. The term “short sale” shall mean any sale of a security which the seller does not own or any sale which is consummated by the delivery of a security borrowed by, or for the account of, the seller.

[1]	This provision would not be included in the PIK warrant issued to KFT Trust, Vinod Khosla, Trustee.

Section 11. Transfers.

Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes) upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed and its transfer recorded on the Company’s books, shall be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant. The transfer of this Warrant shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the “Transfer Notice”), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer, in each case that are not to be paid by the Company pursuant hereto. Until the Company receives such Transfer Notice, the Company may treat the registered owner hereof as the owner for all purposes.

Section 12. Miscellaneous.

12.1 Effective Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Agreement shall be binding upon any successors or assigns of the Company.

12.2 Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where the non-defaulting party will not have an adequate remedy at law and where damages will not be readily ascertainable. Each party hereto expressly agrees that it shall not oppose an application by the non-defaulting party or any other person entitled to the benefit of this Warrant requiring specific performance of any or all provisions hereof or enjoining a party from continuing to commit any such breach of this Warrant. The parties hereto hereby agree that the terms of this Warrant shall be specifically enforceable by either party hereto.

12.3 No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Warrantholder against impairment.

12.4 Additional Documents. The Company, upon execution of this Warrant, shall provide Warrantholder with a certificate of an officer of the Company to the effect that the representations, warranties and covenants set forth in Sections 9(a) through 9(d), 9(f) and 9(g) are true and correct as of the date hereof. The Company shall also supply such other documents as Warrantholder may from time to time reasonably request.

12.5 Attorney’s Fees. In any litigation, arbitration or court proceeding between the Company and Warrantholder relating hereto, the prevailing party shall be entitled to reasonable and documented attorneys’ fees and expenses and all costs of proceedings incurred in enforcing this Warrant. For the purposes of this Section 12(e), attorneys’ fees shall include without limitation fees incurred in connection with the following: (i) contempt proceedings; (ii) discovery; (iii) any motion, proceeding or other activity of any kind in connection with an insolvency proceeding; (iv) garnishment, levy, and debtor and third party examinations; and (v) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

12.6 Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

12.7 Notices. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication that is required, contemplated, or permitted under this Warrant or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by facsimile or hand delivery if transmission or delivery occurs on a Business Day at or before 5:00 pm in the time zone of the recipient, or, if transmission or delivery occurs on a non-Business Day or after such time, the first Business Day thereafter, or the first Business Day after deposit with an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States mails, with proper first class postage prepaid, and shall be addressed to the party to be notified as follows:

If to Warrantholder:

[ ]

If to the Company:

13001 Bay Park Road

Pasadena, Texas 77507

Attn: Chief Financial Officer

Attn: General Counsel

Telephone: 281-694-8700

Fax: 281-694-8799

Attention: Chris Artzer, General Counsel

or to such other address as each party may designate for itself by like notice.

12.8 Entire Agreement; Amendments. This Agreement, the Loan Agreement and the Existing Warrants to which Warrantholder is a party constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof, and supersedes and replaces in their entirety any prior proposals, term sheets, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof. None of the terms of this Warrant may be amended except by an instrument executed by each of the parties hereto.

12.9 Headings. The various headings in this Warrant are inserted for convenience only and shall not affect the meaning or interpretation of this Warrant or any provisions hereof.

12.10 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed (or had an opportunity to discuss) with its counsel this Warrant and, specifically, the provisions of Sections 12(n), 12(o), 12(p), 12(q) and 12(r).

12.11 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Warrant.

12.12 No Waiver. No omission or delay by either party at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by the other party at any time designated, shall be a waiver of any such right or remedy to which such party is entitled, nor shall it in any way affect the right of such party to enforce such provisions thereafter.

12.13 Survival. All agreements, representations and warranties contained in this Warrant or in any document delivered pursuant hereto shall be for the benefit of Warrantholder and shall survive the execution and delivery of this Warrant and the expiration or other termination of this Warrant.

12.14 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

12.15 Consent to Jurisdiction and Venue. All judicial proceedings arising in or under or related to this Warrant may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Warrant, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in New York, New York; (b) waives any objection as to jurisdiction or venue in New York, New York; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant. Service of process on any party hereto in any action arising out of or relating to this Warrant shall be effective if given in accordance with the requirements for notice set forth in Section 12(g), and shall be deemed effective and received as set forth in Section 12(g). Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

12.16 Mutual Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE COMPANY AND WARRANTHOLDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY THE COMPANY AGAINST WARRANTHOLDER OR ITS ASSIGNEE OR BY WARRANTHOLDER OR ITS ASSIGNEE AGAINST THE COMPANY. This waiver extends to all such Claims, including Claims that involve persons other than the Company and Warrantholder; Claims that arise out of or are in any way connected to the relationship between the Company and Warrantholder; and any Claims for damages, breach of contract, specific performance, or any equitable or legal relief of any kind, arising out of this Warrant.

12.17 Arbitration. If the Mutual Waiver of Jury Trial set forth in Section 12(p) is ineffective or unenforceable, the parties agree that all Claims shall be submitted to binding arbitration in accordance with the commercial arbitration rules of JAMS (the “Rules”), such arbitration to occur before one arbitrator, which arbitrator shall be a retired New York state judge or a retired Federal court judge. Such proceeding shall be conducted in New York, New York, with New York rules of evidence and discovery applicable to such arbitration. The decision of the arbitrator shall be binding on the parties, and shall be final and nonappealable to the maximum extent permitted by law. Any judgment rendered by the arbitrator may be entered in a court of competent jurisdiction and enforced by the prevailing party as a final judgment of such court.

12.18 Prearbitration Relief. In the event Claims are to be resolved by arbitration, either party may seek from a court of competent jurisdiction identified in Section 12(o), any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by binding arbitration.

12.19 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

12.20 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of the other party’s failure to perform any of the obligations under this Warrant and agree that the terms of this Warrant shall be specifically enforceable by either party hereto. If a party hereto institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by its officers thereunto duly authorized as of the Effective Date.

COMPANY:	KIOR, INC.

By:

Title:

Notice Address: Attn:

	Facsimile:	( )

WARRANTHOLDER:	[LENDER 1]

By:

Title:

Notice Address: Attn: [ ]

EXHIBIT	I

NOTICE OF EXERCISE

To:	[ ]

(1)	The undersigned Warrantholder hereby elects to purchase [ ] shares of the Class A Common Stock of [ ], pursuant to the terms of the Agreement dated the [ ] day of [ , ] (the “Agreement”) between [ ] and Warrantholder, and [CASH PAYMENT: tenders herewith payment of the Purchase Price in full.] [NET ISSUANCE: elects pursuant to Section 3(a) of the Agreement to effect a Net Issuance.] [The undersigned Warrantholder hereby elects that the Exercise Date be deemed, pursuant to the last sentence of 8.1, to be the effective date of the currently pending Class A Common Stock Change Event.] [The respective Exercise Prices of the Warrant Shares with respect to which this Notice of Exercise is being delivered are as follows:

Number of Warrant Shares	Exercise Price per Warrant Share
[ ]	$[ ]
[ ]	$[ ]]

(2)	Please issue a certificate or certificates representing said shares of Class A Common Stock in the name of the undersigned or in such other name as is specified below.

(Name)

(Address)

WARRANTHOLDER: [    ]

By:

Title:

Date:

I-1

EXHIBIT	II

ACKNOWLEDGMENT OF EXERCISE

The undersigned [            ], hereby acknowledge receipt of the “Notice of Exercise” from [            ] to purchase [            ] shares of the Class A Common Stock of [            ], pursuant to the terms of the Agreement, and further acknowledges that [            ] shares remain subject to purchase under the terms of the Agreement (assuming no Net Issuance).

COMPANY:	[ ]

By:

Title:

Date:

II-1

EXHIBIT	III

TRANSFER NOTICE

(To transfer or assign the foregoing Agreement execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Agreement and all rights evidenced thereby are hereby transferred and assigned to

(Please Print)

whose address is

Dated:

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Agreement.

III-1

SCHEDULE A

Warrant Tranche #	Number of Warrant Shares for such tranche (assuming no Net Issuance)		Per share Exercise Price of the Warrant Shares for such tranche			Month for which the PIK Interest for such tranche relates
1	[	]	$	[	]	[	]

Dated:

KIOR, INC.

By:

Title:

ANNEX II

FORM OF POST-FIRST AMENDMENT ADDITIONAL WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

POST-FIRST AMENDMENT ADDITIONAL WARRANT AGREEMENT

To Purchase Shares of Class A Common Stock of

KIOR, INC.

Dated as of [—] (the “Effective Date”)

WHEREAS, Kior, Inc., a Delaware corporation (the “Company”), has entered into a Loan and Security Agreement, dated as of January 26, 2012, as amended by Amendment No. 1 thereto, dated March 17 , 2013 (the “Loan Amendment” and together with the Loan and Security Agreement, the “Loan Agreement”), with [insert name of Lender] (the “Warrantholder”), [1538731 ALBERTA LTD., 1538716 ALBERTA LTD., [and] Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee];

WHEREAS, the Company granted to Warrantholder and each other Lender (as defined below), in consideration for, among other things, the financial accommodations provided for in the Loan Agreement, the right to purchase Warrant Shares (as defined below) pursuant to Warrant Agreements entered into between the Company and each Lender, each dated as of January 26, 2012 (collectively, the “Existing Warrants”);

WHEREAS, pursuant to the terms of the Loan Agreement, the Borrowers (as defined below) elected to pay PIK Interest (as defined below) for the period between January 26, 2012 and January 31, 2013, and in connection therewith granted the Lenders warrants to purchase additional Warrant Shares pursuant to the Additional Warrant Agreements;

WHEREAS, pursuant to the terms of the Loan Amendment, the Warrantholder (together with the other Lenders) has made an accommodation to Borrowers in allowing Borrowers to extend the period of time during which they can pay PIK Interest under the Loan Agreement, Borrowers have elected to pay PIK Interest for the period between [•] and [•], and, as a result, the Company desires to grant to Warrantholder the right to purchase additional Warrant Shares pursuant to this Post-First Amendment Additional Warrant Agreement (the “Warrant”), and, to the extent Borrowers elect to pay PIK Interest for any other twelve month period going forward, the Company desires to grant to Warrantholder the right to purchase additional Warrant Shares pursuant to the Warrant;

WHEREAS, pursuant to the terms of the Loan Agreement, the Company has entered into Post-First Amendment Additional Warrant Agreements with each of the other Lenders, on the same terms and conditions of this Warrant (this Warrant, collectively with all Post-First Amendment Additional Warrant Agreements, the “Additional Warrants”);

NOW, THEREFORE, in consideration of Warrantholder executing and delivering the Loan Amendment and providing the financial accommodations contemplated in the Loan Agreement, and in consideration of the mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

Section 1. Grant of the Right to Purchase Warrant Shares.

(a) For value received, Borrowers have elected to pay PIK Interest for the period of [•] to [•] and, in accordance with the terms of the Loan Agreement and this Warrant, the Company hereby grants to Warrantholder, and Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase, from the Company, [Insert initial number of Warrant Shares] fully paid and non-assessable Warrant Shares at a per share price equal to [Insert initial exercise price] (equal to 100% of the volume-weighted average Closing Market Price per share of Class A Common Stock over the 20 consecutive Trading Days ending on, but excluding, the date hereof).

(b) In each instance Borrowers elect to pay interest in the form of PIK Interest for any subsequent twelve month period in accordance with Section 2.1(d)(ii) of the Loan Agreement, the Company hereby grants to Warrantholder, on the first day of such subsequent twelve month period, an additional Warrant, entitling Warrantholder, upon the terms and subject to the conditions herein, to subscribe for and purchase (assuming no Net Issuance), from the Company, at an initial Exercise Price per share of Class A Common Stock equal to the Average Market Price per share of Class A Common Stock on the first day of such twelve month period, a number of fully paid and non-assessable shares of Class A Common Stock equal to a fraction (A) whose numerator is the product of (I) 18% and (II) the amount of such PIK Interest to be accrued during such twelve month period and (B) whose denominator is the Average Market Price per share of Class A Common Stock on the first day of such twelve month period (and, for the avoidance of doubt, the number of Warrant Shares underlying this Warrant (assuming no Net Issuance) shall be increased by such amount). For each such instance, the issuance of such additional Warrant shall be effected by the Company executing and delivering, to Warrantholder, an amended Schedule A hereto, which shall reflect the total number of Warrant Shares then underlying this Warrant (assuming no Net Issuance) and the respective Exercise Prices thereof. For the avoidance of doubt, each grant pursuant to this Section 1(b) shall be in addition to any grants theretofore made pursuant to clause (a) or (b) of this Section 1. For the further avoidance of doubt, the number of Warrant Shares into which a Warrant granted pursuant to clause (a) or (b) of this Section 1 may be exercised shall not be reduced following the issuance of the Warrant (except as specifically required pursuant to Section 8).

(c) Notwithstanding anything in this Warrant to the contrary, Warrantholder hereby acknowledges and agrees that [this Warrant shall not be exercisable by Warrantholder without the Company first obtaining the approval of its stockholders for this issuance of this Warrant, and]1, without the Company first obtaining the approval of its stockholders, the Company shall not have any obligation to issue, and shall not issue, Additional Warrants to the extent that the issuance of such Additional Warrants, when aggregated with all prior issuances of Additional Warrants and all other convertible securities of the Company issued pursuant to the Loan Agreement (the “Other Securities”), would obligate the Company to issue more that 19.99% of the outstanding common stock of the Company (or securities convertible into such common stock), or the outstanding voting power, as calculated immediately prior to the execution of the Loan Agreement (subject to appropriate adjustments for any stock splits, stock dividends, stock combinations or similar transactions), in each case at a price less than the greater of the book or market value of the Class A Common Stock. For purposes of this paragraph (c), the “issuance” of an Additional Warrant shall include any amendment to Schedule A of any Additional Warrant pursuant to Section 1(b) thereof to increase the number of Warrant Shares underlying such Additional Warrant. In the event any payment of PIK Interest would result in the issuance of Additional Warrants which, when aggregated with all prior issuances of Additional Warrants and Other Securities, would exceed the 19.99% limit, then, notwithstanding anything to the contrary herein, (A) Warrantholder shall be issued the number of Additional Warrants determined by multiplying the number of Additional Warrants Warrantholder would have been issued but for the 19.99% limit by a fraction the

[1]	Include only for Post-Amendment PIK Warrants to be issued to KFT Trust.

numerator of which shall be the number of Additional Warrants that may be issued to Warrantholder and all other Lenders without exceeding the 19.99% limit and the denominator of which shall be the total number of Additional Warrants that Warrantholder and all other Lenders would have been issued but for the 19.99% limit and (B) the Company shall, as soon as practicable thereafter (but in any event within 60 days of the date of such issuance) obtain the approval of its stockholders to issue the number of Additional Warrants that would have been issued to Warrantholder but for the 19.99% limit. Warrantholder and the Company agree and understand that the Loan Agreement provides that, before obtaining such approval, the Company shall not be permitted to elect to pay interest in the form of PIK Interest to the extent such election would result in the Company issuing Additional Warrants convertible into Warrant Shares that would result in it exceeding such 19.99% limit.

(d) The number and the applicable Exercise Price of such shares are subject to adjustment as provided in Section 8. As used herein, the following terms shall have the following meanings:

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person. As used in this definition of the term “Affiliate,” “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person by reason of ownership of voting securities, by contract or otherwise.

“Average Market Price” per share of Class A Common Stock means, with respect to any day, 100% of the volume-weighted average Closing Market Price per share of Class A Common Stock over the 20 consecutive Trading Days ending on, but excluding, such day; provided, however, that if, during any of such 20 consecutive Trading Days, there shall occur any dividend, stock split, stock combination or similar event with respect to the Class A Common Stock, or any ex dividend date with respect thereto, then the Company shall make appropriate adjustments to such prices for purposes of calculating such Average Market Price.

“Board” means the board of directors of the Company.

“Borrowers” has the meaning given such term in the Loan Agreement.

“Business Day” means any day, except Saturday, Sunday or legal holiday on which banking institutions in the city of Los Angeles are authorized or obligated by law or executive order to close.

“Bylaws” means the Company’s bylaws or other similar governing provisions, as may be amended from time to time.

“Charter” means the Company’s Certificate of Incorporation or other constitutional document, as may be amended from time to time.

“Class A Common Stock” means shares of the Company’s Class A common stock, $.0001 par value per share.

“Closing Market Price” per share of Class A Common Stock on any day has the following meaning: (a) if the Class A Common Stock is traded on a securities exchange (or other applicable trading market) on such day (or, if such day is not a Trading Day, on the immediately preceding Trading Day), the closing price per share of Class A Common Stock as reported on such exchange or trading market; and (b) if the Class A Common Stock is not then traded on a securities exchange (or other applicable trading market), the fair market value per share of Class A Common Stock (as determined by the Board) on such day.

“Exercise Price” means, with respect to each Warrant Tranche, the price, per share of Class A Common Stock, at which the Warrant Shares of such Warrant Tranche may be purchased upon any exercise of this Warrant, assuming no Net Issuance. The respective Exercise Prices of each Warrant Tranche will be the Average Market Price per share of Class A Common Stock on the first day of such twelve month period, which will be reflected on Schedule A hereto with respect to each Warrant Tranche. The Exercise Prices are subject to adjustment in accordance herewith.

“Lender” has the meaning given such term in the Loan Agreement.

“PIK Interest” has the meaning given such term in the Loan Agreement.

“Purchase Price” means, with respect to any exercise of this Warrant, an amount equal to the applicable Exercise Price as of the Exercise Date for such exercise multiplied by the number of Warrant Shares requested to be exercised under this Warrant pursuant to such exercise.

“Trading Day” means any day on which trading in the Class A Common Stock generally occurs on the securities exchange (or other applicable trading market) on which the Class A Common Stock is then traded; provided, however, that if the Class A Common Stock is not listed or traded on a securities exchange (or other applicable trading market), then “Trading Day” means a Business Day.

“Warrant Shares” means the shares of Class A Common Stock issuable upon exercise hereof.

“Warrant Tranche” means each portion of this Warrant the Warrant Shares of which are purchasable (assuming no Net Issuance) at the same per share Exercise Price. The respective Warrant Tranches are identified in Schedule A hereto.

Section 2. Term of the Agreement.

Except as otherwise provided for herein, the term of this Warrant and the right to purchase Warrant Shares as granted under this Warrant shall commence on the Effective Date and shall be exercisable, in whole or in part, at any time, or from time to time, for a period ending at 5:00 p.m., California time, on August 3, 2020 (such date the “Expiration Date”).

Section 3. Exercise of the Purchase Rights.

(a) Exercise. The purchase rights set forth in this Warrant are exercisable by Warrantholder, in whole or in part, at any time, or from time to time, prior to 5:00 p.m., California Time, on the Expiration Date, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the “Notice of Exercise”), duly completed and executed. The date on which such Notice of Exercise is so tendered is herein referred to as the “Exercise Date” for such exercise. Promptly upon receipt of the Notice of Exercise and the payment of the Purchase Price in accordance with the terms set forth below, and in no event later than three (3) days thereafter, the Company shall issue to Warrantholder a certificate for the number of Warrant Shares purchased and shall execute the acknowledgment of exercise in the form attached hereto as Exhibit II (the “Acknowledgment of Exercise”) indicating the number of shares which remain subject to future purchases, if any. Following any exercise hereof, the Company shall execute and deliver, to Warrantholder, an amended Schedule A setting forth the total number of Warrant Shares then underlying this Warrant (assuming no Net Issuance, and after giving effect to such exercise) and the respective Exercise Prices thereof.

The Purchase Price may be paid at Warrantholder’s election either (i) by cash or check, or (ii) by surrender of this Warrant for Warrant Shares to be exercised under this Warrant (“Net Issuance”). If Warrantholder elects the Net Issuance method, the Company will issue Warrant Shares in accordance with the following formula:

Where:	X =	the number of Warrant Shares to be issued to Warrantholder.

	Y =	the number of Warrant Shares requested to be exercised under this Warrant (including the number of shares to be cancelled in payment of the Purchase Price).

	A =	the Closing Market Price per share of the Class A Common Stock on the Exercise Date.

	B =	the Exercise Price per share for such Warrant Shares

(b) Exercise Prior to Expiration. To the extent this Warrant is not, as of the Expiration Date, previously exercised as to all the Warrant Shares subject hereto, and if the fair market value per share of Class A Common Stock on the Expiration Date is greater than the applicable Exercise Price then in effect, this Warrant shall be deemed automatically exercised, on a Net Issuance basis, pursuant to Section 3(a) (even if not surrendered) on such Expiration Date. For purposes of such automatic exercise, the Closing Market Price per share of the Class A Common Stock on the date of such expiration shall be used when calculating the Net Issuance amount in accordance with Section 3(a). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 3(b), the Company agrees to promptly notify Warrantholder of the number of Warrant Shares, if any, Warrantholder is to receive by reason of such automatic exercise.

(c) Legend. Each certificate for the Warrant Shares purchased upon exercise of this Warrant shall bear the restrictive legend set forth on the first page of this Warrant. Such legend shall be removed and the Company shall, or shall instruct its transfer agent to, issue a certificate without such legend or any other legend to the holder of such shares (i) if such shares are sold or transferred pursuant to an effective registration statement under the Act covering the resale of such shares by the holder thereof, (ii) if such shares are sold or transferred pursuant to Rule 144 under the Act, (iii) if, upon advice of counsel to the Company, such shares are eligible for resale without any restrictions under Rule 144 under the Act, or (iv) upon the request of such holder if such request is accompanied (at such holder’s expense) by either (x) a written opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act or any applicable state securities laws for the resale of the Warrant Shares purchased upon exercise of this Warrant or (y) a certification by such holder, in customary form, that conditions to the resale of such shares pursuant to Rule 144(b) (or any successor thereto) have been satisfied (it being understood that in no event shall such holder be required to certify as to the satisfaction of the conditions set forth in paragraph (c) or (i) of Rule 144 (or any successor thereto). The removal of such restrictive legend from any certificates representing the Warrant Shares purchased upon exercise of this Warrant is predicated upon the Company’s reliance that the holder of such shares would sell, transfer, assign, pledge, hypothecate or otherwise dispose of such shares pursuant to either the registration requirements of the Act, including any applicable prospectus delivery requirements, or an exemption therefrom, or in a transaction not subject thereto, and that if such shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

Section 4. Reservation of Shares.

During the term of this Warrant, the Company will at all times have authorized and reserved a sufficient number of shares of Class A Common Stock to provide for the exercise of the rights to purchase Warrant Shares as provided for herein, assuming this Warrant were exercised in full and not on a Net Issuance basis.

Section 5. No Fractional Shares or Scrip.

No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Closing Market Price per share of the Class A Common Stock on the Exercise Date for such exercise.

Section 6. No Rights as Shareholder/Stockholder.

This Agreement does not entitle Warrantholder to any voting rights or other rights as a shareholder/stockholder of the Company prior to the exercise of this Warrant.

Section 7. Warrantholder Registry.

The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. Warrantholder’s initial address, for purposes of such registry, is set forth below Warrantholder’s signature on this Warrant. Warrantholder may change such address by giving written notice of such changed address to the Company.

Section 8. Adjustment Rights.

The Exercise Price(s) and the number of Warrant Shares purchasable hereunder are subject to adjustment, as follows:

(a) Class A Common Stock Change Event. If at any time there shall occur any transaction (each, a “Class A Common Stock Change Event”) (i) that is either (w) a recapitalization, reclassification or change of the Class A Common Stock (other than changes resulting from a subdivision or combination or changes in par value, including from par value to no par value or from no par value to par value); (x) any consolidation, merger or combination involving the Company; (y) any sale, lease or other transfer to a third party of substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole; or (z) any statutory share exchange; and (ii) as a result of such transaction, the Class A Common Stock would be converted into, or exchanged for, or would constitute solely the right to receive, stock, other securities or other property or assets (including cash or any combination thereof) (such stock, securities, property, assets or cash, the “Reference Property,” and the amount of Reference Property that a holder of one (1) share of Class A Common Stock would be entitled to receive on account of such transaction (without regard to any arrangement pursuant to which fractional units of property will not be delivered), a “Reference Property Unit”), then the Company or such successor or purchasing person, as the case may be, shall, as a condition precedent to such Class A Common Stock Change Event (and, in the event such successor or purchasing person is not the Company, the Company shall cause such successor or purchasing Person to) execute and deliver to Warrantholder an amended Warrant providing that, from and after the effective time of such Class A Common Stock Change Event, the consideration due upon exercise of this Warrant shall be determined in the same manner as if each reference to any number of shares of Class A Common Stock in this Warrant were instead a reference to the same number of Reference Property Units. For the avoidance of doubt, from and after such effective time, the fair market value of a Reference Property Unit shall be determined (x) to the extent any component thereof consists of securities, on the same basis as that set forth in the penultimate paragraph of Section 3(a) and (y) to the extent any component thereof does not consist of securities, on the basis of the fair market value thereof (determined in good faith by the Board or the board of directors or similar governing body of the Company’s successor). If a Class A Common Stock Change Event causes the Class A Common Stock to be converted into, or exchanged for, or to constitute solely the right to receive, more than a single type of consideration (determined based in part upon any form of stockholder election), then the amount and kind of Reference Property used to determine the composition of the Reference Property Unit shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Class A Common Stock that affirmatively make such an election. If such successor or purchasing person is not the Company, then such amended Warrant shall provide for the assumption, by such successor or purchasing person, of the Company’s obligations with respect hereto. If, pursuant to such Class A Common Stock Change Event, the Reference Property includes shares of stock or other securities and property of a person other than the successor or purchasing person, as the case may be, in such Class A Common Stock Change Event, then such amended Warrant shall also be executed by such other person. In connection with a Class A Common Stock Change Event, Warrantholder may exercise this Warrant, in whole or in part, with the Exercise Date being deemed to be the effective date of such Class A Common Stock Change Event, without the need for the relevant Notice of Exercise to specify such effective date, provided such Notice of Exercise is tendered to the Company no later than three days before the effective date of such Class A Common Stock Change Event.

(b) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide the Class A Common Stock, (i) in the case of a subdivision, each Exercise Price set forth in Schedule A hereto shall be proportionately decreased, and each corresponding number of Warrant Shares set forth in Schedule A hereto shall be proportionately increased, or (ii) in the case of a combination, each Exercise Price set forth in Schedule A hereto shall be proportionately increased, and each corresponding number of Warrant Shares set forth in Schedule A hereto shall be proportionately decreased.

(c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall:

(i) pay a dividend with respect to the Class A Common Stock payable in Class A Common Stock, then (x) each Exercise Price set forth in Schedule A hereto shall be adjusted, from and after the ex date for such dividend or distribution, to that price determined by multiplying such Exercise Price in effect immediately prior to such ex date by a fraction (A) the numerator of which shall be the total number of shares of Class A Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of Class A Common Stock outstanding immediately after such dividend or distribution; and (y) each corresponding number of Warrant Shares set forth in Schedule A hereto shall be adjusted, from and after such ex date, to that number of shares determined by multiplying the total number of Warrant Shares issuable upon exercise of this Warrant (assuming no Net Issuance) immediately prior to such ex date by the reciprocal of the fraction referred to in clause (x) above; or

(ii) make any other distribution with respect to Class A Common Stock, except any distribution specifically provided for in any other clause of this Section 8, then, in each such case, provision shall be made by the Company such that Warrantholder shall receive upon each subsequent exercise of this Warrant, the same kind and amount of property it would have received in such distribution had Warrantholder held, on the record date fixed for the determination of the stockholders of the Company entitled to receive such distribution, a number of shares of Class A Common Stock equal to the number of Warrant Shares issuable upon such exercise.

(d) Antidilution Rights. Additional antidilution rights applicable to the Warrant Shares purchasable hereunder are as set forth in the Company’s Charter and shall be applicable with respect to the Warrant Shares issuable hereunder; provided, however, that, notwithstanding anything herein to the contrary, in no event shall any antidilution right set forth in the Company’s Charter apply hereto to the extent the application thereof would result in an increase to any Exercise Price or a reduction in the total number of Warrant Shares issuable upon exercise of this Warrant (assuming no Net Issuance). The Company shall promptly provide Warrantholder with any restatement, amendment, modification or waiver of the Charter that impairs or reduces such antidilution rights; provided, that, subject to the proviso to the immediately preceding sentence, no such amendment, modification or waiver shall impair or reduce the antidilution rights applicable to the Warrant Shares as of the date hereof unless such amendment, modification or waiver affects the rights of Warrantholder with respect to the Warrant Shares in the same manner as it affects all other holders of Class A Common Stock. The Company shall provide Warrantholder with prompt written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant that triggered an antidilution adjustment hereunder the antidilution rights applicable pursuant to the Company’s Charter, which notice shall include (i) the price at which such stock or security is to be sold, (ii) the number of shares to be issued, and (iii) such other information as necessary for Warrantholder to determine if a dilutive event has occurred. For the avoidance of doubt, there shall be no duplicate anti-dilution adjustment pursuant to this subsection (d), the forgoing subsection (c) and the Company’s Charter.

(e) Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in stock, cash, property or other securities; (ii) the Company shall offer for subscription pro rata to the holders of any class of common stock or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall occur any Class A Common Stock Change Event; (iv) the Company shall sell, lease, license or otherwise transfer all or substantially all of its assets; or (v) there shall be any voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to Warrantholder: (A) at least thirty (30) days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of common stock shall be entitled thereto) or for determining rights to vote in respect of such Class A Common Stock Change Event, dissolution, liquidation or winding up; and (B) in the case of any such Class A Common Stock Change Event, dissolution, liquidation or winding up, at least thirty (30) days’ prior written notice of the date when the same shall take place (and specifying the date on which the holders of common stock shall be entitled to exchange their common stock for securities or other property deliverable upon such Class A Common Stock Change Event, dissolution, liquidation or winding up).

Each such written notice shall set forth, in reasonable detail, (i) the event requiring the notice, and (ii) if any adjustment is required to be made, (A) the amount of such adjustment, (B) the method by which such adjustment was calculated, (C) the adjusted Exercise Prices (if the Exercise Prices have been adjusted), and (D) the total number of Warrant Shares subject to purchase hereunder (assuming no Net Issuance) after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, or by reputable overnight courier with all charges prepaid, addressed to Warrantholder at the address for Warrantholder set forth in the registry referred to in Section 7. If any event results in an adjustment to any Exercise Price or to the total number of Warrant Shares purchasable hereunder (assuming no Net Issuance), then the Company shall execute and deliver, to Warrantholder, an amended Schedule A hereto reflecting such adjustment.

(f) Timely Notice. Failure to timely provide such notice required by subsection (e) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. For purposes of this subsection (f), and notwithstanding anything to the contrary in Section 12(g), the notice period shall begin on the date Warrantholder actually receives a written notice containing all the information required to be provided in such subsection (e).

Section 9. Representations, Warranties and Covenants of the Company.

(a) Reservation of Warrant Shares. The Warrant Shares issuable upon exercise of Warrantholder’s rights (assuming no Net Issuance) have been duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, that the Warrant Shares issuable pursuant to this Warrant may be subject to restrictions on transfer under state and/or federal securities laws. The Company has made available to Warrantholder true, correct and complete copies of its Charter and Bylaws. The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer and the issuance and delivery of any certificate in a name other than that of Warrantholder.

(b) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the Warrant Shares issuable hereunder, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement: (i) does not violate the Company’s Charter or Bylaws; (ii) does not contravene any law or governmental rule, regulation or order applicable to the Company; and (iii) does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Company is a party or by which it is bound. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

(c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

(d) Issued Securities. All issued and outstanding Class A Common Stock or other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding Class A Common Stock or other securities of the Company were issued in full compliance with all federal and state securities laws.

(e) Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

(f) Exempt Transaction. Subject to the accuracy of Warrantholder’s representations in Section 10, the issuance of the Warrant Shares upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

(g) Compliance with Rule 144. If Warrantholder proposes to sell Warrant Shares issuable upon the exercise of this Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission (the “SEC”), then, upon Warrantholder’s written request to the Company, the Company shall furnish to Warrantholder, within three Business Days after receipt of such request, a written statement confirming the Company’s compliance with the requirements of paragraphs (c) and (i) of such Rule, as such Rule may be amended from time to time. Until such time as this Warrant and the Warrant Shares issued hereunder have been sold pursuant to an effective registration statement under the Act or such time as the requirements of paragraph (c) of Rule 144, as such Rule may be amended from time to time, no longer apply to this Warrant or to such shares, the Company covenants to timely file all reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in such a manner so as to comply with paragraph (c) of Rule 144, as such Rule may be amended from time to time.

(h) Registration of Shares.

(i) As soon as reasonably practicable, but in no event later than June 30, 2013, the Company shall, at its expense, file, with the SEC, a Form S-3 registration statement under the Act covering the resale, by Warrantholder, of this Warrant and the Warrant Shares underlying this Warrant on a delayed and continuous basis pursuant to Rule 415 under the Act. The Company agrees to provide the Warrantholder (and its counsel) with a reasonable opportunity to review and provide comments to the registration statement in advance of filing with the SEC, and agrees to reasonably consider the inclusion of changes in response to any such comments. The Company shall, at its expense, use commercially reasonable efforts to cause such registration statement to become effective under the Act as soon as reasonable practicable, but in no event later than 45 days, after the date such registration statement is initially filed with the SEC and shall use its best efforts to cause such registration statement (or, to the extent applicable, a replacement registration statement filed in accordance with Rule 415(a)(5) and (6) under the Act or otherwise) to be continuously effective under the Act until such time as this Warrant and all Warrant Shares issued hereunder have been sold pursuant to such registration statement(s) or pursuant to Rule 144 (or any successor thereto). The Company shall (x) cause amendments to each such registration statement (or to the related prospectus(es)) to be filed to the extent necessary to comply with the Act or to prevent any such registration statement (or prospectus) from containing a material misstatement or omission of fact; and (y) promptly notify Warrantholder when any such amendment is required (without disclosing to Warrantholder any material non-public information relating to the Company or its securities). Notwithstanding anything to the contrary herein, upon the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any such registration statement, the Company shall have the right, by notice to Warrantholder, to cause Warrantholder to (and, upon its receipt of such notice, Warrantholder shall) suspend sales pursuant to any such registration statement, provided that such suspensions, when taken together, shall in no event exceed 30 days in the aggregate in any three-month period or 75 days in the aggregate in any twelve-month period. Until such time as this Warrant and the Warrant Shares issued hereunder have been sold pursuant to an effective registration statement under the Act or pursuant to Rule 144 (or any successor thereto) thereunder, the Company covenants to timely file all reports required to be filed by the Company under the 1934 Act in such a manner so as to prevent the Company from becoming ineligible to file a registration statement on Form S-3 under the Act. Warrantholder agrees to provide all information relating to Warrantholder that is reasonably and in good faith requested by the Company and that is required, pursuant to the Act and the related rules and policies of the SEC, to be included in any registration statement filed pursuant hereto.

(ii) The Company agrees to indemnify, defend and hold harmless each of Warrantholder and each person, if any, who controls Warrantholder within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, and the respective officers, directors, members, partners and representatives of the foregoing (collectively, the “Warrantholder Indemnified Parties”), from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Warrantholder Indemnified Party may incur or become subject to under the Act, the 1934 Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed by the Company to register the resale, by Warrantholder, of this Warrant or the Warrant Shares underlying this Warrant, or any related prospectus, preliminary prospectus or “free writing prospectus” (as defined in Rule 405 under the Act), or in any amendment or supplement to the foregoing, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any such registration statement, or in any amendment or supplement thereto, or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any such prospectus, preliminary prospectus or free writing prospectus, or in any amendment or supplement thereto, in the light of the circumstances under which such statements were made, not misleading, and the Company shall reimburse, as incurred, such Warrantholder Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, damage, expense, liability, claim or action in respect thereof; provided, however, that the Company shall not be required to provide any indemnification pursuant to this Section paragraph insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of Warrantholder to the Company expressly for use in, any such registration statement, prospectus, preliminary prospectus or free writing prospectus; provided further, however, that the indemnity agreement in this Section 9(h)(ii) shall be in addition to any liability which the Company may otherwise have to any Warrantholder Indemnified Party. Each reference to any registration statement, prospectus, preliminary prospectus or free writing prospectus in the immediately preceding paragraph shall be deemed to include each document, if any, incorporated by reference therein.

(iii) Warrantholder agrees to indemnify, defend and hold harmless each of the Company, each person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the 1934 Act, and the respective officers, directors, members, partners and representatives of the foregoing (the “Company Indemnified Parties”) from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Company Indemnified Party may incur or become subject to under the Act, the 1934 Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information (the “Warrantholder Information”) furnished in writing by or on behalf of Warrantholder to the Company expressly for use in, any registration statement filed by the Company to register the resale, by Warrantholder, of this Warrant or the Warrant Shares underlying this Warrant, or any related prospectus, preliminary prospectus or “free writing prospectus” (as defined in Rule 405 under the Act), or in any amendment or supplement to the foregoing, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such Warrantholder Information, which material fact was not contained in such Warrantholder Information, and which material fact was either (x) required to be stated in any such registration statement, or in any amendment or supplement thereto, or necessary to make the statements therein not misleading or (y) necessary in order to make the statements made in any such prospectus, preliminary prospectus or free writing prospectus, or in any amendment or supplement thereto, in the light of the circumstances under which such statements were made, not misleading, and Warrantholder shall reimburse, as incurred, such Company Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any loss, damage, expense, liability, claim or action in respect thereof. The indemnity agreement in this Section 9(h)(iii) shall be in addition to any liability which Warrantholder may otherwise have to any Company Indemnified Party. Notwithstanding anything herein to the contrary, in no event shall the liability of Warrantholder hereunder be greater that in amount than the dollar amount of the proceeds received by Warrantholder upon the sale, pursuant to any such registration statement, of this Warrant or the Warrant Shares underlying this Warrant.

(iv) If any action, suit or proceeding (each, a “Proceeding”) is brought against any person in respect of which indemnity may be sought pursuant to either Section 9(h)(ii) or Section 9(h)(iii), then such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise, except to the extent the Indemnifying Party is materially prejudiced by such omission. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within 30 days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the anything to the contrary in the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(h)(iv), then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have fully reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least 30 days’ prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such Indemnified Party.

(v) If the indemnification provided for in this Section 9(h) is unavailable to an Indemnified Party under Section 9(h)(ii) or Section 9(h)(iii), or insufficient to hold such Indemnified Party harmless, in respect of any losses, damages, expenses, liabilities, claims or actions referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities, claims or actions (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by Warrantholder, on the other hand, from the offering of this Warrant or the Warrant Shares underlying this Warrant or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of Warrantholder, on the other hand, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities, claims or actions, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of Warrantholder, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by Warrantholder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities, claims and actions referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding. The Company and Warrantholder agree that it would not be just and equitable if contribution pursuant to this Section 9(h)(v) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9(h)(v). Notwithstanding anything to the contrary herein, Warrantholder shall not be required to contribute any amount in excess of the amount by which the total price at which this Warrant or the Warrant Shares underlying this Warrant giving rise to such contribution obligation and sold by Warrantholder were offered pursuant to any registration statement filed by the Company exceeds the amount of any damages which Warrantholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(vi) The remedies provided for in this Section 9(h) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution provisions contained in this Section 9(h) shall remain operative and in full force and effect regardless of (i) any termination of this Warrant, (ii) any investigation made by or on behalf of any Indemnified Party and (iii) the sale of this Warrant or the Warrant Shares underlying this Warrant.

(vii) If the registration statement is not declared effective by the SEC on or before August 15, 2013 (the “Registration Deadline”) or, (ii) if, after a registration statement has been declared effective by the SEC, sales of any of the Warrant and all Warrant Shares covered by such registration statement cannot be made pursuant to such registration statement because such registration statement has been suspended (by reason of a stop order or the Company’s failure to update the registration statement or otherwise), then the Company will make payments to the

Warratholder in such amounts and at such times as shall be determined pursuant to this Section 9(h)(vii), as liquidated damages and not as a penalty for such delay in or reduction of their ability to sell the Warrant or any Warrant Shares (which remedy shall constitute the Warrantholder’s exclusive monetary remedy). In such event, the Company shall pay to the Warrantholder an amount equal to the product of (i) the aggregate Exercise Price of the Warrant and the Warrant Shares then held by such Warrantholder which are not able to be sold pursuant to a registration statement for such reasons (the “Aggregate Share Price”), multiplied by (ii) one and one-half hundredths (.015), for each thirty (30) day period, (A) after the Registration Deadline and prior to the date the registration statement is declared effective by the SEC, and (B) during which sales of any Warrants or Warrant Shares covered by a registration statement cannot be made pursuant to any such registration statement after the registration statement has been declared effective; provided, however, that there shall be excluded from each such period any delays which are attributable to changes (other than corrections of Company mistakes with respect to information previously provided by Warrantholder) required by the Warrantholder in the registration statement with respect to information relating to the Warrantholder, including, without limitation, changes to the plan of distribution. Such amounts shall be paid in cash within five (5) trading days after the end of each thirty (30) day period that gives rise to such obligation. Notwithstanding the foregoing, in no event shall the Company be obligated to make payments hereunder to the Warrantholder in an aggregate amount that exceeds 25% of the Aggregate Share Price paid by (or to be paid by) such Warrantholder for such Warrant Shares. All liquidated damages hereunder shall apply on a daily pro-rata basis for any portion of a 30-day period prior to the cure of any of the events specified in (A) or (B) of this Section 9(h)(vii). The Company shall not be liable for liquidated damages under this Warrant as to the Warrant or any Warrant Shares which are not permitted by the SEC to be included in the registration statement due solely to SEC guidance relating to the inclusion of such securities in a registration statement from the time that it is determined that such securities are not permitted to be registered. In such case, the liquidated damages shall be calculated to only apply to the securities which are permitted in accordance with SEC guidance relating to the inclusion of such securities in a registration statement to be included in such registration statement.

(i) Denomination Exchanges. Warrantholder shall have the right to request the Company to cause any portion of a Warrant Tranche hereof to be represented by one or more separate warrants (each, a “Separate Warrant”), each in the form of a Form Warrant, and the Company hereby covenants that, upon each such request, the Company shall (x) execute and deliver, to Warrantholder, an amended Schedule A hereto, which shall reflect the removal of such portion of such Warrant Tranche; and (y) execute and deliver, to Warrantholder, one or more Separate Warrants, each in the form of the Form Warrant, having an aggregate number of underlying Warrant Shares (assuming no Net Issuance), and having a per share Exercise Price, equal to the number of underlying Warrant Shares (assuming no Net Issuance) and the Exercise price, respectively, of such portion of such Warrant Tranche.

Section 10. Representations and Covenants of Warrantholder.

This Agreement has been entered into by the Company in reliance upon the following representations and covenants of Warrantholder:

(a) Investment Purpose. The right to acquire Warrant Shares upon exercise of Warrantholder’s rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and Warrantholder has no present intention of selling or engaging in any public distribution of the same, in each case except pursuant to a registration or exemption.

(b) Private Issue. Warrantholder understands (i) that the Warrant Shares issuable upon exercise of this Warrant is not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated in part on the representations set forth in this Section 10.

(c) Financial Risk. Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

(d) Risk of No Registration. Warrantholder understands that if the Company does not have any class of its securities registered pursuant to Section 12 of the 1934 Act, or file reports pursuant to Section 15(d) of the 1934 Act, or if a registration statement covering this Warrant or the underlying Warrant Shares under the Act is not in effect when it desires to sell (i) the rights to purchase Warrant Shares pursuant to this Warrant or (ii) the Warrant Shares issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. Warrantholder also understands that any sale of (A) its rights hereunder to purchase Warrant Shares or (B) Warrant Shares issued or issuable hereunder which might be made by it in reliance upon Rule 144 under the Act may be made only in accordance with the terms and conditions of that Rule.

(e) Non-U.S. Person. Warrantholder is not a “U.S. person” as defined in Rule 902(k) of Regulation S promulgated under the Act2.

(f) No Short Sales. Prior to the Effective Date, Warrantholder has not engaged in any “short sales” of the Class A Common Stock, which short sales have not been covered before such Effective Date. At no time when Warrantholder holds (or has a beneficial interest in) any Warrant Shares issued or issuable pursuant to this Warrant shall Warrantholder engage in “short sales” of the Class A Common Stock. The term “short sale” shall mean any sale of a security which the seller does not own or any sale which is consummated by the delivery of a security borrowed by, or for the account of, the seller.

Section 11. Transfers.

Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes) upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed and its transfer recorded on the Company’s books, shall be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant. The transfer of this Warrant shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit III (the “Transfer Notice”), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer, in each case that are not to be paid by the Company pursuant hereto. Until the Company receives such Transfer Notice, the Company may treat the registered owner hereof as the owner for all purposes.

[2]	This provision would not be included in the PIK warrant issued to KFT Trust, Vinod Khosla, Trustee.

Section 12. Miscellaneous.

(a) Effective Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Agreement shall be binding upon any successors or assigns of the Company.

(b) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where the non-defaulting party will not have an adequate remedy at law and where damages will not be readily ascertainable. Each party hereto expressly agrees that it shall not oppose an application by the non-defaulting party or any other person entitled to the benefit of this Warrant requiring specific performance of any or all provisions hereof or enjoining a party from continuing to commit any such breach of this Warrant. The parties hereto hereby agree that the terms of this Warrant shall be specifically enforceable by either party hereto.

(c) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Warrantholder against impairment.

(d) Additional Documents. The Company, upon execution of this Warrant, shall provide Warrantholder with a certificate of an officer of the Company to the effect that the representations, warranties and covenants set forth in Sections 9(a) through 9(d), 9(f) and 9(g) are true and correct as of the date hereof. The Company shall also supply such other documents as Warrantholder may from time to time reasonably request.

(e) Attorney’s Fees. In any litigation, arbitration or court proceeding between the Company and Warrantholder relating hereto, the prevailing party shall be entitled to reasonable and documented attorneys’ fees and expenses and all costs of proceedings incurred in enforcing this Warrant. For the purposes of this Section 12(e), attorneys’ fees shall include without limitation fees incurred in connection with the following: (i) contempt proceedings; (ii) discovery; (iii) any motion, proceeding or other activity of any kind in connection with an insolvency proceeding; (iv) garnishment, levy, and debtor and third party examinations; and (v) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

(f) Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

(g) Notices. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication that is required, contemplated, or permitted under this Warrant or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by facsimile or hand delivery if transmission or delivery occurs on a Business Day at or before 5:00 pm in the time zone of the recipient, or, if transmission or delivery occurs on a non-Business Day or after such time, the first Business Day thereafter, or the first Business Day after deposit with an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States mails, with proper first class postage prepaid, and shall be addressed to the party to be notified as follows:

If to Warrantholder:

[     ]

If to the Company:

13001 Bay Park Road

Pasadena, Texas 77507

Attn: Chief Financial Officer

Attn: General Counsel

Telephone: 281-694-8700

Fax: 281-694-8799

Attention: Chris Artzer, General Counsel

or to such other address as each party may designate for itself by like notice.

(h) Entire Agreement; Amendments. This Agreement, the Loan Agreement and the Existing Warrants to which Warrantholder is a party constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof, and supersedes and replaces in their entirety any prior proposals, term sheets, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof. None of the terms of this Warrant may be amended except by an instrument executed by each of the parties hereto.

(i) Headings. The various headings in this Warrant are inserted for convenience only and shall not affect the meaning or interpretation of this Warrant or any provisions hereof.

(j) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed (or had an opportunity to discuss) with its counsel this Warrant and, specifically, the provisions of Sections 12(n), 12(o), 12(p), 12(q) and 12(r).

(k) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Warrant.

(l) No Waiver. No omission or delay by either party at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by the other party at any time designated, shall be a waiver of any such right or remedy to which such party is entitled, nor shall it in any way affect the right of such party to enforce such provisions thereafter.

(m) Survival. All agreements, representations and warranties contained in this Warrant or in any document delivered pursuant hereto shall be for the benefit of Warrantholder and shall survive the execution and delivery of this Warrant and the expiration or other termination of this Warrant.

(n) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(o) Consent to Jurisdiction and Venue. All judicial proceedings arising in or under or related to this Warrant may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Warrant, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in New York, New York; (b) waives any objection as to jurisdiction or venue in New York, New York; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant. Service of process on any party hereto in any action arising out of or relating to this Warrant shall be effective if given in accordance with the requirements for notice set forth in Section 12(g), and shall be deemed effective and received as set forth in Section 12(g). Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

(p) Mutual Waiver of Jury Trial. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE COMPANY AND WARRANTHOLDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY THE COMPANY AGAINST WARRANTHOLDER OR ITS ASSIGNEE OR BY WARRANTHOLDER OR ITS ASSIGNEE AGAINST THE COMPANY. This waiver extends to all such Claims, including Claims that involve persons other than the Company and Warrantholder; Claims that arise out of or are in any way connected to the relationship between the Company and Warrantholder; and any Claims for damages, breach of contract, specific performance, or any equitable or legal relief of any kind, arising out of this Warrant.

(q) Arbitration. If the Mutual Waiver of Jury Trial set forth in Section 12(p) is ineffective or unenforceable, the parties agree that all Claims shall be submitted to binding arbitration in accordance with the commercial arbitration rules of JAMS (the “Rules”), such arbitration to occur before one arbitrator, which arbitrator shall be a retired New York state judge or a retired Federal court judge. Such proceeding shall be conducted in New York, New York, with New York rules of evidence and discovery applicable to such arbitration. The decision of the arbitrator shall be binding on the parties, and shall be final and nonappealable to the maximum extent permitted by law. Any judgment rendered by the arbitrator may be entered in a court of competent jurisdiction and enforced by the prevailing party as a final judgment of such court.

(r) Prearbitration Relief. In the event Claims are to be resolved by arbitration, either party may seek from a court of competent jurisdiction identified in Section 12(o), any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by binding arbitration.

(s) Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

(t) Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of the other party’s failure to perform any of the obligations under this Warrant and agree that the terms of this Warrant shall be specifically enforceable by either party hereto. If a party hereto institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by its officers thereunto duly authorized as of the Effective Date.

COMPANY:	KIOR, INC.

By:
	Name:	Fred Cannon
	Title:	President and Chief Executive Officer

Notice Address:	Attn: General Counsel
13001 Bay Park Road
Pasadena, Texas 77507
Facsimile: (281) 694-8798

[SIGNATURE PAGE TO POST-FIRST AMENDMENT ADDITIONAL WARRANT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by its officers thereunto duly authorized as of the Effective Date.

WARRANTHOLDER:	[LENDER 1]

By:

Title:

Notice Address: Attn: [            ]

[SIGNATURE PAGE TO POST-FIRST AMENDMENT ADDITIONAL WARRANT AGREEMENT]

EXHIBIT I

NOTICE OF EXERCISE

To:	[ ]

(1)	The undersigned Warrantholder hereby elects to purchase [ ] shares of the Class A Common Stock of [ ], pursuant to the terms of the Agreement dated the [ ] day of [ , ] (the “Agreement”) between [ ] and Warrantholder, and [CASH PAYMENT: tenders herewith payment of the Purchase Price in full.] [NET ISSUANCE: elects pursuant to Section 3(a) of the Agreement to effect a Net Issuance.] [The undersigned Warrantholder hereby elects that the Exercise Date be deemed, pursuant to the last sentence of Section 8(a), to be the effective date of the currently pending Class A Common Stock Change Event.] [The respective Exercise Prices of the Warrant Shares with respect to which this Notice of Exercise is being delivered are as follows:

Number of Warrant Shares	Exercise Price per Warrant Share
[ ]	$[ ]
[ ]	$[ ]]

(2)	Please issue a certificate or certificates representing said shares of Class A Common Stock in the name of the undersigned or in such other name as is specified below.

(Name)

(Address)

WARRANTHOLDER: [ ]

By:

Title:

Date:

I-1

EXHIBIT II

ACKNOWLEDGMENT OF EXERCISE

The undersigned [                    ], hereby acknowledge receipt of the “Notice of Exercise” from [            ] to purchase [            ] shares of the Class A Common Stock of [            ], pursuant to the terms of the Agreement, and further acknowledges that [            ] shares remain subject to purchase under the terms of the Agreement (assuming no Net Issuance).

COMPANY:	[ ]

By:

Title:

Date:

II-1

EXHIBIT III

TRANSFER NOTICE

(To transfer or assign the foregoing Agreement execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Agreement and all rights evidenced thereby are hereby transferred and assigned to

(Please Print)

whose address is

Dated:

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Agreement.

III-1

SCHEDULE A

Warrant Tranche #	Number of Warrant Shares for such tranche (assuming no Net Issuance)		Per share Exercise Price of the Warrant Shares for such tranche			Twelve Month period for which the PIK Interest for such tranche relates
1	[	]	$	[	]	[	]

Dated:

KIOR, INC.

By:

Title:

ANNEX III

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

For the purpose of the representations and warranties in Section 3(e) of this Amendment only, the following amendments and modifications to the Original Loan Agreement shall be made:

1. Section 5.2 – Collateral: “first priority” shall be deleted

2. Schedules: The following Schedules shall be amended and restated in their entirety as set forth on the Schedules attached hereto:

•	Schedule 1 – Subsidiaries

•	Schedule 1B – Existing Permitted Investments

SCHEDULE 1

Subsidiaries

Name of Subsidiary	Jurisdiction of Organization or Formation
Kior Columbus LLC	Delaware

SCHEDULE 1B

Existing Permitted Investments

Name of Subsidiary	Jurisdiction of Organization or Formation	Organizational Identification Number	Percentage of Equity Interests Owned
Kior Columbus LLC	Delaware	4881599	Wholly owned